UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04611

Exact name of registrant as specified in charter:	Aberdeen Asia-Pacific Income Fund, Inc.

Address of principal executive offices:	800 Scudders Mill Road,
Plainsboro,
New Jersey 08536

Name and address of agent for service:	Mr Beverly Hendry,
300 S.E. 2nd Street, Suite #820,
Fort Lauderdale,
Florida 33301

Registrant’s telephone number, including area code:	212-968-8800

Date of fiscal year end:	10/31/04

Date of reporting period:	10/31/04

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Annual Report

October 31, 2004

Letter to Shareholders

December 20, 2004

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) for the year ended October 31, 2004. The Fund’s investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.

As used in this report, the term “total investments” does not include securities purchased with cash collateral received as a result of securities on loan.

Change of Fund Address

On November 1, 2004, the Fund’s address was changed to 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

New Fund Administrator

Effective November 1, 2004, Aberdeen Asset Management Inc. became the Fund’s administrator.

Net Asset Value Performance

The Fund’s net asset value (“NAV”) return was 12.7% for the year ended October 31, 2004 and 9.6% per annum since inception, assuming reinvestment of distributions.

Share Price Performance

The Fund’s share price rose 5.1% over the year, from $6.03 on October 31, 2003 to $6.34 on October 31, 2004. The Fund’s share price on October 31, 2004 represented a discount of 1.2% to the NAV per share of $6.42, compared with a discount of 1.1% to the NAV per share of $6.10 on October 31, 2003. At the date of this letter, the share price was $6.54, representing a discount of 1.7% to the NAV per share of $6.65.

Asia: 39.4% of Total Investments Invested in Asian Debt Securities

As of October 31, 2004, the Fund held 39.4% of its total investments in Asian debt securities (excluding New Zealand). Of the Fund’s total investments, 26.8% were held in Asian Yankee bonds, bringing the Fund’s total U.S. dollar exposure to 30.6%.

Credit Quality: 79.1% of Total Investments Rated or Deemed Equivalent to A or Better

The credit quality of the Fund’s total investments has been maintained. As of October 31, 2004, 79.1% of the portfolio was invested in securities where either the issue or the issuer was rated A or better, or judged by Aberdeen Asset Management Asia Limited (the “Investment Manager”) to be of equivalent quality.

Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (continued)

Distributions

Distributions to common shareholders for the 12 months ended October 31, 2004 totaled 42 cents per share. Based on the share price of $6.34 on October 31, 2004, the distribution rate over the 12 months then ended was 6.6%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit. On December 20, 2004 the Board of Directors declared a monthly distribution of 3.5 cents per share, payable on January 14, 2005 to all shareholders of record as of December 31, 2004.

The Board’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. It is the Board’s intention that the monthly distribution of 3.5 cents per share be maintained for 12 months, beginning with the July 2004 distribution payment. This policy is subject to regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation. The next review is scheduled to take place in March 2005.

Limitations on Investments in Investment Company Securities

In March 2004, the Board of Directors approved the modification of the Fund’s investment policies to provide that the Fund may invest in securities issued by investment companies registered as such under the Investment Company Act of 1940 (“1940 Act”) and unregistered, private funds (each, an “acquired company”), subject to the following limitations (which are to be applied immediately after the acquisition of such securities).

The Fund may not acquire securities issued by an acquired company:

(i) if the value of such securities exceeds 3% of the total outstanding voting stock of the acquired company;

(ii) if the aggregate value of such securities would exceed 5% of the value of the total assets of the Fund; or

(iii) if the aggregate value of such securities, together with all other acquired company securities in the Fund’s portfolio, would exceed 10% of the value of the total assets of the Fund.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings are part of the Fund’s quarterly reports to shareholders, which are available on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (continued)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2004 is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

For information about the Fund, including a market review and outlook, weekly updates of share price, NAV and details of distributions, please contact Aberdeen Asset Management Inc. by:

•	calling toll free on 1-800-522-5465 or 1-954-767-9900 in the United States,

•	emailing InvestorRelations@aberdeen-asset.com, or

•	visiting the website at www.aberdeen-asset.us.

For information about the Aberdeen Group, visit the Aberdeen website at www.aberdeen-asset.com.

Sincerely,

Martin Gilbert

Chairman and President

All amounts are U.S. dollars unless otherwise stated.

Aberdeen Asia-Pacific Income Fund, Inc.

Your Board’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, the Fund is required to indicate the source of each distribution to shareholders. This estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The distributions for the fiscal year ended October 31, 2004 were comprised of 89% net investment income and 11% return of paid-in capital.

In January 2005, a Form 1099 DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2004 calendar year.

Aberdeen Asia-Pacific Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

We invite you to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”) which allows you to automatically reinvest your distributions in shares of the Fund’s common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100, with a maximum of $10,000 per month, with an aggregate annual limit of $120,000. Under this arrangement, the Plan Agent will purchase shares for you on the American or Pacific Stock Exchanges or otherwise on the open market on or before the 15th day of each month.

Effective July 26, 2004, The Bank of New York became the Plan Agent, replacing EquiServe Trust Company, N.A. as Plan Agent. As a result of this transfer of services, certain fees associated with the Plan may have changed. Fees payable by plan participants are more fully described under the heading “Other Information (Unaudited)” following the notes to the financial statements included in this report.

As a Participant in the Plan, you will have the convenience of:

Automatic reinvestment - the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower costs - shares purchased on your behalf under the Plan will be at reduced brokerage rates. Brokerage on share purchases is currently 2 cents per share;

Convenience - the Plan Agent will hold your shares in non-certificated form and will provide a detailed plan account statement of your holdings at the end of each distribution period.

To request a brochure containing information on the Plan, together with an enrollment form, please contact the Plan Agent, The Bank of New York, Shareholder Relations Department, P.O. Box 11258, Church Street Station, New York, NY 10286 or call toll free on 1-800-432-8224.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager

Share Price Performance

On October 31, 2004 the Fund’s share price was $6.34, which represented a discount of 1.2% to the NAV per share of $6.42. As of December 20, 2004, the share price was $6.54, representing a discount of 1.7% to the NAV per share of $6.65.

Auction Market Preferred Stock (AMPS)

The Fund’s $600 million of AMPS continued to be well bid at the weekly auctions. The average interest rate paid was 1.814% over the quarter ended October 31, 2004, compared with an interest rate of 1.658% for 30-day U.S. commercial paper over the same period. These rates were slightly higher than for the preceding quarter. The key driver of the increase in the AMPS interest rates since the quarter ended July 31, 2004 was a general rise in market interest rates in response to the U.S. Federal Reserve’s three tightenings of monetary policy on August 10, 2004, September 21, 2004 and November 10, 2004, by a cumulative 0.75%. The rates paid to preferred shareholders have increased further since October 31, 2004 to a level of 2.60% as of December 20, 2004.

Over the past year, the impact of the AMPS on the net asset value attributable to common shareholders has been positive, as the key currency of the Fund—the Australian dollar—while no longer at the highs reached earlier in 2004, still strengthened overall against the U.S. dollar. The currency ended the quarter at U.S. 0.7484 cents. As at October 31, 2004, approximately 55% of the Fund’s portfolio was invested in Australian dollar denominated securities. Over the 12 months ended October 31, 2004, two of the Fund’s three main Asian currencies—the South Korean won and Singapore dollar—also strengthened against the U.S. dollar. The Thai baht, the Fund’s other key Asian currency exposure, was unchanged over the period.

Despite the fact that U.S. short-term interest rates rose by 0.75% since the quarter ended July 31, 2004, the Fund’s ability to lock in fixed rates for 80% of the outstanding AMPS pursuant to the interest swap agreement referred to below, has meant that the differential between the AMPS funding rates and the yields at which the Fund invests remains positive.

As previously reported to shareholders, the Fund entered into an interest rate swap agreement, based on an aggregate notional amount of $480,000,000, which represents 80% of the total AMPS outstanding. Under the terms of the agreement, the Fund receives a floating rate of interest (one month USD-LIBOR BBA rate), and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Term	Amount (in $ Million)	Fixed Rate Payable (%)
4 years	144	3.54
3 years	144	3.16
2 years	96	2.69
1 year	96	2.1025

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (continued)

A significant type of risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreement. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the AMPS. The implementation of this strategy is at the discretion of the AMPS Pricing Committee of the Board of Directors.

PORTFOLIO COMPOSITION

Quality of Investments

As of October 31, 2004, 79.1% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated A or better by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. or, if unrated, were judged to be of equivalent quality by the Investment Manager. The following table shows the ratings of securities held by the Fund as of October 31, 2004, compared with the previous quarter and twelve months:

	AAA/Aaa	AA/Aa	A	BBB/Baa	BB/Ba*	B*
Date	%	%	%	%	%	%
October 31, 2004	56.7	1.9	20.5	6.0	13.3	1.6
July 31, 2004	52.2	5.4	19.7	6.8	14.2	1.7
October 31, 2003	52.5	8.7	17.4	7.3	11.2	2.9

* Below investment grade

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (continued)

Geographic Composition

The table below shows the geographical composition (i.e. with Yankees allocated into country of issuance) of the Fund’s total investments as of October 31, 2004, compared with the previous quarter and twelve months:

	Australia	Asia (including NZ)	United States
Date	%	%	%
October 31, 2004	55.8	40.5	3.7
July 31, 2004	54.5	41.9	3.6
October 31, 2003	56.5	40.3	3.2

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (continued)

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of October 31, 2004, compared with the previous quarter and twelve months:

	Australian Dollar	Asian Currencies (including NZ dollar)	US Dollar*
Date	%	%	%
October 31, 2004	55.7	13.7	30.6
July 31, 2004	54.4	14.0	31.6
October 31, 2003	56.5	12.9	30.6

* Includes Asian Yankee Bonds: 26.8% on October 31, 2004, 27.9% on July 31, 2004, 27.4% on October 31, 2003.

Maturity Composition

As of October 31, 2004, the average maturity of the Fund’s assets was 7.7 years, compared with 7.6 years on October 31, 2003. The following table shows the maturity composition of the Fund’s portfolio as of October 31, 2004, compared with the previous quarter and twelve months:

	Under 3 Years	3 to 5 Years	5 to 10 Years	10 Years & Over
Date	%	%	%	%
October 31, 2004	32.0	22.1	32.3	13.6
July 31, 2004	26.8	23.2	39.5	10.5
October 31, 2003	23.9	25.7	41.1	9.3

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (concluded)

Sectoral Composition

The following shows the sectoral composition of the portfolio as of October 31, 2004:

	Domestic Currency Bonds		U.S. Dollar Bonds

	Australia	Asia (Including New Zealand)	Yankees	United States Cash/ Bonds
	%	%	%	%
Sovereign/Government(1)	20.1	9.9	8.0	0.0
Quasi/Semi Government(2)	22.5	0.7	4.5	0.0
Structured Investment Vehicles	0.0	2.1	0.0	0.0
Cash/Equivalent(3)	0.0	0.0	0.0	3.7
Corporates	13.1	1.0	14.4	0.0

(1) Includes government guaranteed debt.

(2) Includes state government guaranteed banks.

(3) Includes cash held by the Fund’s custodian and repurchase agreements.

Aberdeen Asia-Pacific Income Fund, Inc.

Summary of Key Rates

The following table summarizes the movements of key interest rates and currencies over the last three and twelve month periods:

	October 31, 2004		July 31, 2004		October 31, 2003
Australia
90 day bank bills		5.44%		5.47%		5.03%
10 year bonds		5.39%		5.90%		5.76%
Australian Dollar		$0.75		$0.70		$0.71

New Zealand
90 day bank bills		6.79%		6.33%		5.23%
10 year bonds		6.03%		6.34%		6.17%
New Zealand Dollar		$0.68		$0.63		$0.61

South Korea
90 day T-bills		3.38%		3.83%		3.96%
10 year bonds		3.95%		4.69%		5.10%
South Korean Won*		(Won)1119.50		(Won)1169.50		(Won)1183.50

Thailand
90 day deposits		1.00%		1.00%		1.00%
10 year bonds		4.77%		5.07%		4.22%
Thai Baht*	~~B~~	41.07	~~B~~	41.32	~~B~~	41.98

Philippines
90 day T-bills		7.95%		7.31%		6.00%
10 year bonds		13.20%		12.34%		10.99%
Philippines Peso*		(Peso) 56.33		(Peso) 55.98		(Peso) 55.32

Malaysia
90 day T-bills		2.18%		2.31%		2.73%
10 year bonds		4.93%		5.07%		4.43%
Malaysian Ringgit*	~~R~~	3.80	~~R~~	3.80	~~R~~	3.80

Singapore
90 day T-bills		1.29%		0.91%		0.76%
10 year bonds		3.09%		3.53%		3.95%
Singapore Dollar*		S$ 1.67		S$ 1.72		S$ 1.74

US$ Yankee Bonds**
South Korea		3.33%		4.10%		3.86%
Malaysia		3.87%		4.47%		4.15%
Philippines		6.03%		5.92%		6.49%
Hong Kong		3.83%		4.35%		3.93%

* These currencies are quoted Asian currency per U.S. dollar. The Australian and New Zealand dollars are quoted U.S. dollars per currency.

** Sovereign issues

Aberdeen Asset Management Asia Limited

December 2004

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments

October 31, 2004

Principal Amount Local Currency (000)*	Description	Moody’s Rating (Unaudited)	S&P Rating (Unaudited)	Value (US$)

LONG-TERM INVESTMENTS—117.3%
AUSTRALIA—67.2%
Government—25.9%
AUD
	Commonwealth of Australia
5,000	10.00%, 2/15/06	Aaa	AAA	$3,957,934
11,500	6.75%, 11/15/06(i)	Aaa	AAA	8,864,801
16,500	10.00%, 10/15/07	Aaa	AAA	13,940,301
40,000	8.75%, 8/15/08(i)	Aaa	AAA	33,397,800
173,000	7.50%, 9/15/09(i)	Aaa	AAA	141,422,200
85,000	5.75%, 6/15/11(i)	Aaa	AAA	64,973,562
139,000	6.50%, 5/15/13(i)	Aaa	—	111,877,216
28,000	6.25%, 4/15/15(i)	Aaa	—	22,327,167
52,000	6.00%, 2/15/17	Aaa	—	40,767,924

	Total Australian government (cost $363,767,535)			441,528,905

Quasi/Semi-Government—25.7%
	Australia Postal Corporation
22,000	6.00%, 3/25/09	—	AAA	16,617,142
	Commonwealth Bank of Australia
20,000	6.75%, 12/1/07	Aaa	AAA	15,508,337
25,200	6.25%, 9/1/09	Aaa	AAA	19,396,488
	New South Wales Treasury Corporation
54,000	12.60%, 5/1/06	—	—	44,459,208
52,000	8.00%, 3/1/08	Aaa	AAA	41,888,588
26,000	7.00%, 12/1/10	Aaa	AAA	20,957,164
20,000	6.00%, 5/1/12	—	AAA	15,297,532
	Northern Territory Treasury
10,000	5.75%, 9/14/07	—	—	7,510,693
	Queensland Treasury Corporation
20,000	8.00%, 9/14/07	—	AAA	16,001,204
40,000	6.00%, 6/14/11	Aaa	AAA	30,629,126
30,000	6.00%, 8/14/13	Aaa	AAA	23,024,729
30,000	6.00%, 10/14/15	Aaa	AAA	23,230,707
17,000	6.00%, 6/14/21	Aaa	AAA	13,147,029
	South Australian Financing Authority
35,000	7.50%, 10/15/07	Aa1	AAA	27,612,381
	Treasury Corporation of Victoria
33,000	6.00%, 11/15/06	Aaa	AAA	25,016,102
20,500	10.25%, 11/15/06	Aaa	AAA	16,786,037
25,000	7.50%, 8/15/08	Aaa	AAA	19,937,286
10,000	5.50%, 9/15/10	Aaa	AAA	7,469,230

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2004

Principal Amount Local Currency (000)*	Description	Moody’s Rating (Unaudited)	S&P Rating (Unaudited)	Value (US$)

AUD
	Western Australia Treasury Corporation
26,000	8.00%, 10/15/07	Aaa	AAA	$20,826,948
20,000	7.50%, 10/15/09	Aaa	AAA	16,215,240
10,000	7.00%, 4/15/11	Aaa	AAA	8,040,601
8,000	8.00%, 7/15/17	Aaa	AAA	7,223,961

	Total Australian quasi/semi-government (cost $355,270,080)			436,795,733

Corporates—15.6%
Banks and Financial Services—3.1%
	ANZ Banking Corporation
10,000	6.75%, 3/22/12	A1	A+	7,621,241
	GE Capital Australia Limited [United States]
10,000	6.75%, 9/15/07	Aaa	AAA	7,663,705
20,000	5.25%, 8/15/08	Aaa	AAA	14,690,315
	NRMA Insurance Limited
13,000	6.35%, 11/27/12	—	AA-	9,825,610
	St. George Bank Limited
5,000	6.00%, 9/25/12	A3	—	3,770,939
	Suncorp Metway Limited
6,500	5.25%, 11/15/06	A2	A	4,817,425
	Westpac Banking Corporation
5,000	7.00%, 8/2/10	A1	A+	3,770,845

				52,160,080

Telecoms—1.5%
	Telstra Corporation
20,000	12.00%, 5/15/06	A1	A+	16,306,662
10,000	7.25%, 11/15/12	A1	A+	7,980,076
2,000	8.75%, 1/15/20	—	—	1,800,358

				26,087,096

Non-Australian Issuers—7.5%
	Bank of America Corporation [United States]
2,000	6.50%, 9/15/09	Aa2	A+	1,528,819
	Dexia Municipal Agency [France]
34,000	6.00%, 10/15/07	Aaa	AAA	25,669,254
	DSL Bank [Germany]
15,000	6.25%, 11/15/06	Aaa	—	11,360,961
	Eurofima [Supranational]
8,170	9.875%, 1/17/07	Aaa	AAA	6,648,389
30,000	6.50%, 8/22/11	Aaa	AAA	23,312,453
26,000	6.00%, 1/28/14	Aaa	AAA	19,669,475

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2004

Principal Amount Local Currency (000)*	Description	Moody’s Rating (Unaudited)	S&P Rating (Unaudited)	Value (US$)

AUD
	Federal National Mortgage Association [United States]
26,065	6.375%, 8/15/07	Aaa	—	$19,868,367
	Kingdom of Sweden [Sweden]
8,287	7.875%, 4/23/07	Aaa	AAA	6,528,111
	Landwirtschaft Rentenbank [Germany]
10,000	6.00%, 9/15/09	Aaa	AAA	7,561,291
	Merrill Lynch & Co. [United States]
6,000	6.75%, 3/12/14	Aa3	A+	4,608,621
	Quebec Province [Canada]
1,500	5.75%, 2/15/06	A1	A+	1,122,709

				127,878,450

Other—3.5%
	Airservices Australia
2,500	6.50%, 11/15/06	—	AAA	1,896,123
	BHP Finance Limited
12,000	6.25%, 8/15/08	A1	A+	9,083,391
	General Property Trust Management
8,000	6.50%, 8/22/13	—	A+	5,994,720
	ING Office Finance [Netherlands]
4,500	6.25%, 8/19/08	—	—	3,388,433
	Jem Bonds Limited
10,000	9.00%, 7/15/06	—	—	7,868,594
	Melbourne Airport
4,500	6.75%, 6/15/08	Aaa	AAA	3,471,550
	Snowy Hydro Limited
10,000	5.75%, 2/25/10	Aaa	AAA	7,373,355
	Southern Cross Airports Company Limited
15,500	6.02%, 10/11/07	Aaa	AAA	11,623,744
	Wesfarmers Limited
6,000	6.25%, 8/27/07	—	A-	4,520,054
5,000	6.00%, 3/30/09	—	A-	3,726,735

				58,946,699

	Total Australian corporates (cost $212,308,471)			265,072,325

	Total Australian long-term investments (cost $931,346,086)			1,143,396,963

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2004

Principal Amount Local Currency (000)*	Description	Moody’s Rating (Unaudited)	S&P Rating (Unaudited)	Value (US$)

JAPAN—0.2%
Corporates—0.2%
Banks and Financial Services—0.2%
EUR
	Mizuho Financial Group
2,400	4.75%, 4/15/14 (cost $2,980,386)	Baa1	BBB	$3,166,844

MALAYSIA—1.9%
Government—1.6%
MYR
	Malaysia Government Bonds
7,000	6.812%, 11/29/06	A3	A+	1,984,038
54,000	4.305%, 2/27/09	A3	—	14,451,567
3,890	6.844%, 10/1/09	A3	A+	1,153,779
6,500	3.833%, 9/28/11	A3	A+	1,655,584
26,900	3.702%, 2/25/13	A3	A+	6,599,482
5,500	5.094%, 4/30/14	A3	—	1,471,919

	Total Malaysia government (cost $27,233,971)			27,316,369

Quasi/Semi-Government—0.3%
EUR
	Petroliam Nasional Berhad
3,000	6.375%, 5/22/09 (cost $3,845,977)	Baa1	A-	4,262,599

	Total Malaysia long-term investments (cost $31,079,948)			31,578,968

NEW ZEALAND—1.0%
Government—0.6%
NZD
	New Zealand Government Bonds
4,000	7.00%, 7/15/09(i)	Aaa	AAA	2,844,665
10,000	6.00%, 4/15/15	Aaa	AAA	6,813,634

	Total New Zealand government (cost $9,501,352)			9,658,299

Quasi/Semi-Government—0.3%
	Ontario Province [Canada]
8,000	6.25%, 12/3/08 (cost $5,440,835)	Aa2	AA	5,426,794

Corporates—0.1%
Banks and Financial Services—0.1%
NZD
	Helaba International Finance [Canada]
3,000	6.75%, 9/12/06 (cost $1,913,999)	Aaa	AA+	2,056,581

	Total New Zealand long-term investments (cost $16,856,186)			17,141,674

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2004

Principal Amount Local Currency (000)*	Description	Moody’s Rating (Unaudited)	S&P Rating (Unaudited)	Value (US$)

PHILIPPINES—1.5%
Government—1.4%
PHP
	Philippine Government Bonds
40,000	15.25%, 8/9/06	Ba2	—	$763,102
372,800	18.00%, 11/26/08	—	—	7,969,058
95,000	13.00%, 4/25/12	Ba2	—	1,723,666
133,000	11.875%, 5/29/23	Ba2	—	2,141,558
EUR
	Republic of Philippines
1,600	9.375%, 12/7/06	Ba2	BB	2,214,020
7,800	9.125%, 2/22/10	Ba2	BB	8,193,270

	Total Philippines government (cost $23,688,157)			23,004,674

Structured Investment Vehicles—0.1%
USD
	Merrill Lynch Currency Linked Note [United States]
2,700	12.50%, 9/17/12(e)(f) (cost $2,700,000)	—	—	2,598,750

	Total Philippines long-term investments (cost $26,388,157)			25,603,424

SINGAPORE—2.4%
Government—1.8%
SGD
	Singapore Government Bonds
10,000	4.00%, 3/1/07	Aaa	AAA	6,319,526
16,000	1.50%, 4/1/08	Aaa	AAA	9,473,024
13,000	4.625%, 7/1/10	Aaa	AAA	8,691,822
8,450	4.00%, 9/1/18	Aaa	AAA	5,332,050

	Total Singapore government (cost $28,973,311)			29,816,422

Corporates—0.6%
Banks and Financial Services—0.5%

	Oversea - Chinese Banking Corporation

SGD3,200	5.00%, 9/6/11	A1	A-	2,106,302
EUR4,000	7.25%, 9/6/11	A1	A-	6,056,380

				8,162,682

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2004

Principal Amount Local Currency (000)*	Description	Moody’s Rating (Unaudited)	S&P Rating (Unaudited)	Value (US$)

Telecoms—0.1%
SGD
	Singapore Telecom
3,250	3.21%, 3/15/06	A1	A+	$1,990,985

	Total Singapore corporates (cost $7,592,035)			10,153,667

	Total Singapore long-term investments (cost $36,565,346)			39,970,089

SOUTH KOREA—5.8%
Government—4.3%
KRW
	Korea Treasury Bonds
19,170,000	7.15%, 4/11/06	A3	—	18,034,698
30,000,000	5.64%, 10/17/06	A3	—	27,928,539
9,800,000	6.15%, 7/10/07	A3	—	9,391,725
16,674,000	6.91%, 7/18/11	A3	—	17,646,588

	Total South Korea government (cost $61,972,236)			73,001,550

Quasi/Semi-Government—0.3%
JPY
	Inchon Metropolitan City
500,000	3.70%, 4/26/06(d) (cost $4,361,288)	—	—	4,891,233

Structured Investment Vehicles—1.2%
USD
	Korea Treasury Bond - Embarc
10,000	4.7963%, 10/11/07(b)	—	—	9,493,478
2,900	4.8115%, 10/11/07(b)	—	—	2,753,109
10,000	4.75%, 3/12/08(b)	—	—	9,256,745

	Total South Korea structured investment vehicles (cost $20,445,145)			21,503,332

	Total South Korea long-term investments (cost $86,778,669)			99,396,115

THAILAND—2.1%
Government—1.9%
THB
	Thailand Government Bonds
44,000	8.00%, 12/8/06	Baa1	—	1,192,522
359,000	5.60%, 7/7/07	Baa1	—	9,388,929
130,000	8.50%, 12/8/08	Baa1	A	3,789,710
77,000	5.375%, 11/30/11	Baa1	—	1,990,629
247,000	4.125%, 11/1/12	Baa1	—	5,873,928
207,000	5.50%, 1/18/17	Baa1	—	5,196,736

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2004

Principal Amount Local Currency (000)*	Description	Moody’s Rating (Unaudited)	S&P Rating (Unaudited)	Value (US$)

THB
50,000	3.875%, 3/7/18	Baa1	—	$1,060,275
80,000	5.50%, 8/13/19	Baa1	—	1,985,038
91,000	5.125%, 11/8/22	Baa1	—	2,122,588

	Total Thailand government (cost $33,634,127)			32,600,355

Corporates—0.2%
Telecoms—0.0%
	Total Access Communications
24,000	5.80%, 10/30/09	—	—	606,886

Other—0.2%
	GE Capital Auto Lease Public [United States]
16,000	2.05%, 7/3/07	—	—	380,693
	Nestle (Thai) Limited
105,000	2.16%, 6/19/08	—	—	2,407,603

				2,788,296

	Total Thailand corporates (cost $3,597,626)			3,395,182

	Total Thailand long-term investments (cost $37,231,753)			35,995,537

UNITED STATES—35.2%
Yankee Bonds—35.2%
AUSTRALIA—0.1%
Corporates—0.1%
Banks and Financial Services—0.1%
USD
	St. George Bank Limited
2,000	5.30%, 10/15/15	A3	A-	2,062,052

CHINA—1.2%
Sovereign—0.8%
	People’s Republic of China
10,000	9.00%, 1/15/96	A2	BBB+	12,914,230
Corporates—0.4%
Utilities—0.4%
	AES China Generating Co. Limited
7,400	8.25%, 6/26/10	B2	B+	7,511,000

				20,425,230

HONG-KONG—5.1%
Quasi-Sovereign—1.0%
	Kowloon Canton Ry Corporation
14,300	8.00%, 3/15/10	A1	A+	16,999,039

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2004

Principal Amount Local Currency (000)*	Description	Moody’s Rating (Unaudited)	S&P Rating (Unaudited)	Value (US$)

Corporates—4.1%
Banks and Financial Services—1.2%
USD
	CITIC Ka Wah Bank
4,100	7.625%, 7/5/11	Baa3	—	$4,379,761
6,950	9.125%, perpetual 5/31/12(g)	Baa3	—	8,224,981
	New Asat Finance Limited
1,900	9.25%, 2/1/11	B3	B	1,662,500
	PCCW-HKTC Capital Limited
5,600	8.00%, 11/15/11	Baa2	BBB	6,563,032
Conglomerates—2.9%
	Hutchison Whampoa International Limited
5,500	5.45%, 11/24/10	A3	A-	5,662,542
6,000	7.00%, 2/16/11	A3	A-	6,619,260
18,700	6.50%, 2/13/13	A3	A-	19,879,812
9,400	6.25%, 1/24/14	A3	A-	9,759,785
6,300	7.45%, 11/24/33	A3	A-	6,563,483

				86,314,195

INDIA—0.5%
Corporates—0.5%
Other—0.5%
	Reliance Industries Limited
7,250	10.25%, 1/15/97	Ba2	BB	8,502,728

INDONESIA—1.6%
Sovereign—0.2%
	Republic of Indonesia
3,100	6.75%, 3/10/14	B2	B	3,030,250
Corporates—1.4%
Banks and Financial Services—0.5%
	Excelcomindo Finance Company
2,750	8.00%, 1/27/09	B2	B+	2,756,875
	PT Bank Mandiri Cayman
1,600	10.625%, 8/2/12	B3	B-	1,747,808
	PT Bank Negara Indonesia
1,500	10.00%, 11/15/12	B3	B-	1,620,000
	Semen Cibinong
3,000	6.00%, 8/13/10(a)(h)	—	—	2,505,000
Telecoms—0.2%
	Indonesian Satellite Corp.
2,750	7.75%, 11/5/10	B2	B+	2,853,125

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2004

Principal Amount Local Currency (000)*	Description	Moody’s Rating (Unaudited)	S&P Rating (Unaudited)	Value (US$)

Other—0.7%
USD
	Freeport McMoran Copper & Gold [United States]
5,250	10.125%, 2/1/10	B2	B	$5,893,125
	Medco Energi Internasional
5,825	8.75%, 5/22/10	B3	B+	5,854,125

				26,260,308

JAPAN—1.0%
Corporates—1.0%
Banks and Financial Services—1.0%
	Mizuho Financial Group
1,600	5.79%, 4/15/14	Baa1	BBB	1,664,878
	Sumitomo Mitsui Banking
5,400	8.15%, perpetual 8/1/08(g)	Baa1	—	5,890,968
	UFJ Finance Aruba AEC
5,000	8.75%, perpetual 11/13/08(g)	Baa1	—	5,536,350
3,200	6.75%, 7/15/13	Baa1	BBB	3,566,957

				16,659,153

MALAYSIA—3.6%
Sovereign—0.6%
	Malaysia (Sovereign)
7,990	7.50%, 7/15/11	Baa1	A-	9,412,220
Quasi-Sovereign—2.5%
	Petroliam Nasional Berhad
6,800	7.00%, 5/22/12	Baa1	A-	7,797,288
10,500	7.75%, 8/15/15	Baa1	A-	12,757,500
4,000	7.875%, 5/22/22	Baa1	A-	4,895,200
	Telekom Malaysia
3,000	7.875%, 8/1/25	A3	A-	3,691,894
	Tenaga Nasional Berhad
14,000	7.50%, 1/15/96	Baa2	BBB	13,821,080
Corporates—0.5%
Banks and Financial Services—0.5%
	Bumiputra Commerce Bank Berhad
5,500	5.125%, 10/16/13(h)	Baa2	BBB-	5,686,091
	Malayan Banking Berhad
3,000	6.125%, 7/6/12	Baa1	BBB	3,197,891

				61,259,164

PHILIPPINES—9.9%
Sovereign—8.3%
	Bangko Sentral ng Pilipinas
4,000	8.60%, 6/15/27	Ba2	BB	3,475,432
	National Power Corporation
7,000	8.40%, 12/15/16	—	BB	6,475,553

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2004

Principal Amount Local Currency (000)*	Description	Moody’s Rating (Unaudited)	S&P Rating (Unaudited)	Value (US$)

USD
	Republic of Philippines
3,000	7.50%, 9/11/07	Ba2	BB	$3,150,278
9,100	8.875%, 4/15/08	Ba2	BB	9,912,930
15,250	8.375%, 3/12/09(i)	Ba2	BB	16,050,625
22,000	9.875%, 3/16/10	Ba2	BB	24,035,000
28,658	8.375%, 2/15/11	Ba2	BB	28,514,710
1,000	8.25%, 1/15/14	Ba2	BB	965,000
2,000	8.875%, 3/17/15	Ba2	BB	1,967,500
14,100	9.375%, 1/18/17	Ba2	BB	14,558,250
2,000	6.50%, 12/1/17	Ba2	BB	1,961,760
16,050	9.875%, 1/15/19	Ba2	BB	16,150,313
12,879	10.625%, 3/16/25	Ba2	BB	13,474,654
Corporates—1.6%
Banks and Financial Services—0.1%
	Metropolitan Bank & Trust Company
2,400	8.50%, 11/20/12	Ba2	—	2,392,500
Conglomerates—0.3%
	SM Investors Corporation
4,450	8.00%, 10/16/07	—	—	4,667,677
Telecoms—0.9%
	Globe Telecom
4,750	9.75%, 4/15/12	Ba2	BB	5,225,000
	Philippine Long Distance Telecom
2,300	9.875%, 8/1/05	Ba2	BB	2,407,400
1,500	9.25%, 6/30/06	Ba2	BB	1,598,353
2,000	10.625%, 5/15/07	Ba2	BB	2,255,017
1,300	10.50%, 4/15/09	Ba2	BB	1,453,582
1,000	11.375%, 5/15/12	Ba2	BB	1,120,000
1,000	8.35%, 3/6/17	Ba2	BB	910,000
Other—0.3%
	Universal Robina
5,700	9.00%, 2/6/08	Ba3	BB	6,240,057

				168,961,591

SINGAPORE—2.8%
Corporates—2.8%
Banks and Financial Services—1.6%
	DBS Bank
11,500	7.657%, perpetual 3/15/11(g)	A1	—	13,397,321
5,000	7.125%, 5/15/11	Aa3	A-	5,738,295
	Oversea - Chinese Banking Corporation
7,600	7.75%, 9/6/11	A1	A-	9,038,563
Telecoms—0.6%
	Singapore Telecommunications
5,800	8.00%, 6/22/10	A2	A+	6,883,954
2,600	6.375%, 12/1/11	A1	A+	2,887,134

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2004

Principal Amount Local Currency (000)*	Description	Moody’s Rating (Unaudited)	S&P Rating (Unaudited)	Value (US$)

Other—0.6%
USD
	Flextronics International Limited
9,600	6.50%, 5/15/13	Ba2	BB-	$10,080,000

				48,025,267

SOUTH KOREA—6.9%
Sovereign—0.6%
	Republic of South Korea
7,800	8.875%, 4/15/08	A3	A-	9,196,200
Quasi-Sovereign—2.4%
	Industrial Bank of Korea
3,900	4.375%, 12/4/07	A3	BBB+	3,979,050
2,300	3.50%, 6/11/08	A3	BB+	2,272,447
	Korea Development Bank
3,000	5.25%, 11/16/06	A3	A-	3,115,500
5,500	5.75%, 9/10/13	A3	A-	5,951,605
	Korea Electric Power Corporation
3,300	7.75%, 4/1/13	A3	A-	4,015,780
10,000	7.00%, 2/1/27	A3	A-	11,409,900
	Korea Highway Corporation
2,200	4.90%, 7/1/13	A3	A-	2,214,916
	Korea Hydro & Nuclear Power
2,750	4.25%, 1/29/08	A3	A-	2,811,709
	Korea South East Power Co. Limited
3,900	4.75%, 6/26/13	A3	—	3,884,747
	National Agricultural Coop. Federation
1,500	3.45%, 6/20/08	A3	BBB+	1,482,663
Corporates—3.9%
Banks and Financial Services—2.7%
	Cho Hung Bank
7,000	11.875%, 4/1/10	Baa2	BB+	7,278,078
	Hana Bank
7,050	8.748%, perpetual 12/17/12(g)(h)	—	BBB-	8,306,653
	Hanvit Bank
4,000	11.75%, 3/1/10	Baa2	BBB-	4,123,204
4,000	12.75%, 3/1/10	Baa2	BB+	4,146,068
	Kookmin Bank
4,700	4.625%, 12/10/07	A3	BBB+	4,897,592
	Koram Bank
1,550	4.68%, 6/18/13	—	—	1,575,575
	Korea Exchange Bank
3,550	13.75%, 6/30/10	Baa3	BB	3,800,332
	Korea First Bank
6,000	5.75%, 3/10/13	Ba1	BB	6,206,139
3,950	7.267%, perpetual 3/3/34(g)(h)	—	BB	4,139,600

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2004

Principal Amount Local Currency (000)*	Description	Moody’s Rating (Unaudited)	S&P Rating (Unaudited)	Value (US$)

USD
	Shinhan Bank
1,600	6.25%, 9/8/13	Baa2	BB+	$1,716,185
Telecoms—0.2%
	LG Telecom Limited
3,800	8.25%, 7/15/09	Ba2	BB+	4,047,684
Other—1.0%
	Equus Cayman Finance Limited
7,800	5.50%, 9/12/08	Ba1	BB+	8,126,664
	Hyundai Motors
2,400	5.30%, 12/19/08	Ba1	BB+	2,497,128
	Pohang Iron & Steel Corporation
4,000	7.125%, 11/1/06	A3	A-	4,303,500
	SK Corporation
2,000	7.50%, 5/31/06	Ba2	—	2,099,782

				117,598,701

THAILAND—2.4%
Corporates—2.4%
Banks and Financial Services—1.8%
	Bangkok Bank Public Company
8,500	8.75%, 3/15/07	Baa2	BB-	9,392,500
14,000	9.025%, 3/15/29	Baa2	BB-	16,202,690
	Kasikornbank
4,700	8.25%, 8/21/16	Baa2	BB-	5,358,000
Telecoms—0.5%
	Total Access Communication Public
7,300	8.375%, 11/4/06	Ba2	BB	7,916,000
Other—0.1%
	PTT Public Company Limited
1,950	5.75%, 8/1/14	Baa1	BBB+	2,044,834

				40,914,024

VIETNAM—0.1%
Sovereign—0.1%
	Vietnam Socialist’s Republic
1,600	3.75%, 3/12/28	—	BB-	1,109,152

				598,091,565

Total United States long-term investments (cost $552,105,629)				598,091,565

Total long-term investments (cost $1,721,332,160)				1,994,341,179

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2004

Principal Amount Local Currency (000)*	Description	Moody’s Rating (Unaudited)	S&P Rating (Unaudited)	Value (US$)

SHORT-TERM INVESTMENTS—26.0%
AUSTRALIA—5.7%
Government—0.4%
AUD
	Commonwealth of Australia
8,450	7.50%, 7/15/05(i) (cost $4,774,391)	Aaa	AAA	$6,413,963

Quasi/Semi-Government—3.9%
	Commonwealth Bank of Australia
10,000	9.00%, 8/15/05	Aaa	AAA	7,665,110
8,000	6.00%, 9/1/05	Aaa	AAA	6,006,678
	EFIC
2,000	11.00%, 12/29/04	Aaa	AAA	1,505,650
	New South Wales Treasury Corporation
7,000	10.50%, 12/7/04	Aaa	AAA	5,251,955
7,000	9.25%, 6/20/05	Aaa	AAA	5,348,871
	Northern Territory Treasury
8,000	6.50%, 7/15/05	—	—	6,018,922
5,000	10.03%, 8/9/05	Aa2	—	3,867,071
	Queensland Treasury Corporation
20,000	6.50%, 6/14/05	Aaa	AAA	15,053,907
20,000	12.00%, 6/15/05	—	—	15,555,081

	Total Australian quasi/semi-government (cost $60,985,101)			66,273,245

Corporates—1.4%
Banks and Financial Services—1.2%
	GE Capital Australia Limited [United States]
10,000	6.25%, 4/15/05	Aaa	AAA	7,494,551
	Principal Finance Global Fund
16,650	7.00%, 7/15/05	—	AA	12,552,969

				20,047,520

Non-Australian Issuers—0.2%
	KFW International Finance [Germany]
5,513	9.125%, 7/26/05	Aaa	AAA	4,221,936

	Total Australian corporates (cost $17,893,365)			24,269,456

	Total Australian short-term investments (cost $83,652,857)			96,956,664

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2004

Principal Amount Local Currency (000)*	Description	Moody’s Rating (Unaudited)	S&P Rating (Unaudited)	Value (US$)

MALAYSIA—0.2%
Government—0.1%
MYR
	Malaysia Government Bonds
3,000	5.00%, 4/15/05 (cost $790,185)	A3	A+	$798,786

Corporates—0.1%
Other—0.1%
MYR
	British American Tobacco Corporation
9,000	7.10%, 11/2/04 (cost $2,368,539)	—	—	2,368,930

	Total Malaysia short-term investments (cost $3,158,724)			3,167,716

NEW ZEALAND—0.5%
Government—0.4%
NZD
	New Zealand Government Bonds
10,000	6.50%, 2/15/05 (cost $6,517,239)	Aaa	AAA	6,842,729

Cash/Equivalent—0.1%
	New Zealand Call Deposit
2,255	4.50%, 11/1/04 (cost $1,491,792)	—	—	1,542,415

	Total New Zealand short-term investments (cost $8,009,031)			8,385,144

SOUTH KOREA—2.3%
Government—1.0%
KRW
	Korea Treasury Bonds
20,000,000	5.27%, 12/18/04 (cost $17,108,519)	A3	—	17,932,291

Structured Investment Vehicles—1.3%
USD
	HSBC-KRW Linked CD
21,500	Zero Coupon, 10/21/05(c) (cost $21,165,157)	—	—	21,559,061

	Total South Korea short-term investments (cost $38,273,676)			39,491,352

THAILAND—0.1%
Government—0.1%
THB
	Thailand Government Bonds
63,100	8.50%, 10/14/05 (cost $1,588,053)	Baa1	A	1,628,455

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (concluded)

October 31, 2004

Principal Amount Local Currency (000)*	Description	Value (US$)

UNITED STATES—17.2%
Cash / Equivalents—17.2%
USD
81,711	State Street Bank & Trust Company Repurchase Agreement
	1.70% due 11/1/04 in the amount of $81,722,576 (cost $81,711,000; collateralized by United States Treasury Bonds 8.875% due 2/15/19; value including accrued interest-$83,367,926)	$81,711,000

Shares
211,588,852	State Street Navigator Prime Portfolio(j) (cost $211,588,852)	211,588,852

Total United States short-term investments (cost $293,299,852)		293,299,852

Total short-term investments (cost $427,982,193)		$442,929,183

Total Investments—143.3% (cost $2,149,314,353)		2,437,270,362
Collateral for securities on loan—(12.4%)		(211,588,852)
Other assets in excess of liabilities—4.4%		74,777,330
Liquidation value of preferred stock—(35.3%)		(600,000,000)

Net Assets Applicable to Common Shareholders—100%		1,700,458,840

Net asset value per common share ($1,700,458,840 / 265,060,563 of common stock issued and outstanding)		$6.42

*	Portfolio securities are categorized according to currency exposure. When the country of issuer differs from the currency exposure, the country of issuer is denoted parenthetically.

AUD—Australian dollar	NZD—New Zealand dollar
EUR—Euro	PHP—Philippine peso
JPY—Japanese yen	SGD—Singapore dollar
KRW—South Korean won	THB—Thailand baht
MYR—Malaysian ringgit	USD—United States dollar
(a)	Illiquid Security.
(b)	Value of security is linked to the value of Government of Korea Bank bonds 4.02%-4.81%, 10/11/07-3/14/08 and the movement of the South Korean won.
(c)	Security is linked to the movement of the South Korean Won.
(d)	Security is linked to the movement of the South Korean Won using a currency swap.
(e)	Security linked to the Philippines Peso.
(f)	Represents a fair valued security.
(g)	The date presented for these instruments represents the next call date.
(h)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at October 31, 2004.
(i)	Portion of these securities is on loan, with an aggregate market value of $210,391,678; cash collateral of $211,588,852 was received with which the Fund purchased securities.
(j)	Represents security purchased with cash collateral received for securities on loan.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Assets and Liabilities

October 31, 2004

Assets
Investments, at value including securities on loan of $210,391,678 (cost $2,149,314,353)	$2,437,270,362
Foreign currency, at value (cost $44,646,044)	46,210,744
Cash	581,301
Interest receivable	36,170,210
Cash at broker for financial futures contracts	3,942,859
Receivable for investments sold	12,018,087
Other assets	627,544
Unrealized appreciation on interest rate and currency swaps	390,172
Unrealized appreciation on forward currency contracts	260,770

Total assets	2,537,472,049

Liabilities
Collateral for securities on loan	211,588,852
Payable for investments purchased	14,221,421
Dividends payable-common stock	9,277,120
Accrued expenses and other liabilities	743,601
Dividends payable-preferred stock	709,115
Due to broker-variation margin	248,267
Unrealized depreciation on forward currency contracts	224,833

Total liabilities	237,013,209

Preferred stock ($.01 par value per share and $25,000 liquidation value per share applicable to 24,000 shares; Note 6)	600,000,000

Net Assets Applicable to Common Shareholders	$1,700,458,840

Net assets were composed of:
Common stock:
Par value ($.01 per share, applicable to 265,060,563 shares)	$2,650,606
Paid-in capital in excess of par	1,772,438,686

1,775,089,292
Distributions in excess of net investment income	(48,866,978)
Accumulated net realized loss on investments	(23,120,908)
Net unrealized appreciation on investments	62,774,617
Accumulated net realized foreign exchange losses	(293,521,543)
Net unrealized foreign exchange gains	228,104,360

Net Assets Applicable to Common Shareholders	$1,700,458,840

Net asset value per common share: ($1,700,458,840 ÷ 265,060,563 shares of common stock issued and outstanding)	$6.42

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Operations

Year Ended October 31, 2004

Net Investment Income
Income
Interest (net of foreign withholding taxes of $6,407,900)	$116,427,017
Income from securities lending, net	94,926

Total Income	116,521,943

Expenses
Investment management fee	11,878,098
Administration fee	2,566,078
Custodian’s fees and expenses	1,798,000
Auction agent’s fees and broker commissions	1,610,000
Legal fees and expenses	955,000
Insurance expense	826,000
Reports to shareholders	665,000
Directors’ fees and expenses	588,000
Transfer agent’s fees and expenses	230,000
Investor relations fees and expenses	170,000
Independent auditor’s fees and expenses	145,000
Miscellaneous	146,049

Total operating expenses	21,577,225

Net investment income	94,944,718

Realized and Unrealized Gains (Losses) on Investments and Foreign Currencies
Net realized gain (loss) on:
Investment transactions	7,334,059
Foreign currency transactions	35,171,120
Financial futures transactions	(3,301,954)
Interest rate and currency swaps	(7,859,624)

31,343,601

Net change in unrealized appreciation/depreciation on:
Investments	25,737,693
Foreign currency translations and forward currency contracts	51,777,884
Interest rate and currency swaps	(1,109,445)
Financial futures contracts	1,056,520

77,462,652

Net gain on investments, foreign currencies, futures and swaps	108,806,253

Net increase in net assets from operations	203,750,971

Dividends from net investment income to preferred shareholders	(8,607,738)
Net Increase In Net Assets Applicable to Common Shareholders Resulting From Operations	$195,143,233

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Changes in Net Assets

	Year Ended October 31, 2004	Year Ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income	$94,944,718	$105,845,892
Net realized gain on investment transactions, foreign currency transactions, financial futures transactions and interest rate and currency swaps	31,343,601	69,038,214
Net change in unrealized appreciation/depreciation on investments, foreign currency translations, forward currency contracts, interest rate/currency swaps and financial futures contracts	77,462,652	218,854,838

Net increase in net assets from operations	203,750,971	393,738,944

Dividends from net investment income to preferred shareholders	(8,607,738)	(8,478,619)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	195,143,233	385,260,325

Dividends from net investment income to common shareholders	(97,728,450)	(82,520,630)
Tax return of capital distribution	(13,515,250)	(28,632,083)

Total dividends and distributions to common shareholders	(111,243,700)	(111,152,713)

Fund share transactions:
Dividend reinvestment (406,563 and 0 shares, respectively)	2,580,534	—

Total increase in net assets applicable to common shareholders	86,480,067	274,107,612
Net Assets Applicable to Common Shareholders
Beginning of year	1,613,978,773	1,339,871,161

End of year (including distributions in excess of net investment income of ($48,866,978) and ($42,484,471), respectively)	$1,700,458,840	$1,613,978,773

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements

Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. The Fund will seek to achieve its investment objective through investment in Australian and Asian debt securities. In order to comply with a rule adopted by the Securities and Exchange Commission under the Investment Company Act of 1940 regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Asia-Pacific Income Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in Asian debt securities, Australian debt securities and New Zealand debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders. There can be no assurance that the Fund will achieve its objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation:

The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America, using the United States dollar as both the functional and reporting currency. However, the Australian dollar is the functional currency for Federal tax purposes (see Taxes below).

Security Valuation:

The Fund’s Board of Directors has adopted Pricing and Valuation Procedures (the “Procedures”) to be used in determining the value of the assets held by the Fund. In accordance with the Procedures, investments are stated at value. Investments for which market quotations are readily available are valued at the last trade price on the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid price or the mean between the quoted bid and asked price on the date of determination as obtained from a pricing source. Investments in mutual funds are valued at their net asset value.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are to be valued at fair value. As a general rule, whether or not the Fund is required to “fair value price” an asset is dependent on the ready availability of current market quotes or, even if readily available, the reliability of

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

such quotes. Any assets for which market quotations are not readily available or for which available prices are not reliable, shall be determined in a manner that most fairly reflects the asset’s (or group of assets) “fair value” (i.e., the amount that the Fund might reasonably expect to receive for the asset upon its current sale) on the valuation date, based on a consideration of all available information.

The Procedures provide that in certain instances, including without limitation, if there is a “stale price” for a portfolio security, in an emergency situation, or if a significant event occurs after the close of trading of a portfolio security, but before the calculation of the Fund’s net asset value, the security may be valued at its fair value.

Repurchase Agreements:

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund’s policy that its custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation:

Australian dollar (“AUD”), New Zealand dollar (“NZD”) and Asian currency amounts are translated into United States dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities—at the exchange rates at the end of the reporting period;

(ii)  purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at year end. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net realized and unrealized foreign exchange gains (losses) include realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange gains (losses) shown in the composition of net assets at October 31, 2004 represent foreign exchange gains (losses) for book purposes that may not have been recognized for tax purposes.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The exchange rate at October 31, 2004 was USD0.75 to AUD1.00.

Securities Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are recorded on the accrual basis.

Forward Currency Contracts:

A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to manage its foreign currency exposure. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts:

A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund periodically, depending on the periodic fluctuations in the value of the underlying security or commodity. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts to manage its interest rate exposure. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

Securities Lending:

The Fund’s investment policies permit the Fund to lend to banks and broker-dealers, portfolio securities with an aggregate market value of up to 15% of the Fund’s total assets, when it deems advisable. Pursuant to a securities lending agreement (“Agreement”) between the Fund and State Street Bank and Trust Company (“State Street”), any loans made under

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

the Agreement must be secured by collateral (consisting of any combination of cash, U.S. Government securities, irrevocable letters of credit or other high-quality debt securities) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. An amendment to the Agreement provides that the cash collateral may be invested in State Street Securities Lending Prime Portfolio, an affiliate of State Street, and proceeds from this investment are divided 70% to the Fund and 30% to State Street.

The Agreement also provides that the Fund may terminate the loans at any time and demand the return of the securities, and that the Fund will continue to receive all interest, dividends and other distributions obtained on any of the loaned securities and will continue to have voting rights with respect to the securities.

If the Fund makes investments with cash collateral received for securities loaned, the Fund records the investments in the portfolio of investments and records a corresponding liability in the statement of assets and liabilities.

In the event the Fund lends its portfolio securities, the Fund may be exposed to counterparty risk, which may result in the delay in recovery of the loaned securities or possible loss of right in the collateral should the borrower become insolvent. However, under the amendment to the Agreement, State Street will indemnify the Fund in the case of borrower default.

Interest Rate and Currency Swaps:

The Fund may engage in certain swap transactions in order to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return or to hedge the auction market preferred stock (AMPS).

An interest rate swap is an agreement between two parties which involves the exchange of floating and fixed rate interest payments (an interest rate and currency swap involves the exchange of interest rate payments in another currency) for a specified period of time. Interest rate and currency swaps involve the accrual and exchange of interest payments between the parties.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by “marking-to-market” to reflect the fair market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

A significant type of risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreement. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the AMPS. The implementation of this strategy is at the discretion of the AMPS Pricing Committee of the Board of Directors.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Dividends and Distributions:

It is the Fund’s current policy to pay dividends from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in Note 6.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

Taxes:

For federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Australian dollars into United States dollars or transactions in New Zealand dollars or Asian country currencies are recognized for U.S. tax purposes.

No provision has been made for United States income taxes because it is the Fund’s policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. The chart below summarizes the withholding tax rates in effect on interest income at the period end.

Country	Withholding Tax Rate
Australia	10%
China	10
Japan	10
Korea	12
Malaysia	15
New Zealand	10
Philippines	15
Singapore	15
Thailand	15

Use of Estimates:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

Note 2. Agreements

In December 2003, the Fund’s Board of Directors approved the transfer by Aberdeen Asset Managers (C.I.) Limited (“AAMCIL”) to Aberdeen Asset Management Asia Limited (“AAMAL”) of the rights and obligations of AAMCIL under the management agreement and the advisory agreement with the Fund. Effective March 8, 2004, AAMAL became the investment manager of the Fund (the “Investment Manager”). Aberdeen Asset Management Limited (the “Investment Adviser”) serves as the investment adviser to the Fund pursuant to an advisory agreement. The Investment Manager and the Investment Adviser are direct or indirect wholly-owned subsidiaries, respectively, of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund’s average weekly total net assets of common and preferred shareholders up to $200 million, 0.60% of such assets between $200 million and $500 million, 0.55% of such assets between $500 million and $900 million, 0.50% of such assets between $900 million and $1.75 billion and 0.45% of such assets in excess of $1.75 billion.

The Investment Manager pays fees to the Investment Adviser for its services rendered. AAMCIL, the Fund’s investment manager through March 7, 2004 and AAMAL, the Fund’s current investment manager, informed the Fund that they paid an aggregate of $5,109,425 to the Investment Adviser during the year ended October 31, 2004.

During the year ended October 31, 2004, Prudential Investments LLC (“Prudential”) served as administrator to the Fund pursuant to an agreement which provided Prudential with a fee at the annual rate of 0.15% of the Fund’s average weekly net assets of common and preferred shareholders up to $900 million, 0.10% of such assets between $900 million and $1.75 billion and 0.07% of such assets in excess of $1.75 billion. During the year ended October 31, 2004, Prudential remitted $240,000 to AAMCIL for certain compliance related administrative services provided. Effective November 1, 2004, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Fund’s Investment Manager and Investment Adviser, became the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee at an annual rate equal to 0.12% of the Fund’s average weekly net assets of common and preferred shareholders up to $900 million, 0.08% of such assets between $900 million and $1.75 billion and 0.06% of such assets in excess of $1.75 billion.

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. This agreement provides AAMI with a monthly retainer fee of $10,000 plus out-of-pocket expenses. During the year ended October 31, 2004, the Fund incurred fees of approximately $120,000 for the services of AAMI. As of October 31, 2004, $10,000 of this amount was due to AAMI. Investor relations fees and expenses of $170,000 in the Statement of Operations include certain out-of-pocket expenses.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2004 aggregated $305,094,321 and $271,487,920 respectively.

The Fund entered into an interest rate and foreign currency swap on February 16, 1999. Under the terms of the swap, the Fund receives interest at a rate of 11.50% based on a notional amount of KRW5,124,367,250 and pays interest at a rate of 3.70% based on a notional amount of JPY500,000,000. Net receipts or payments of such amounts are exchanged semi-annually. At October 31, 2004, the unrealized appreciation on this swap was $165,092. The swap is scheduled to terminate on April 26, 2006.

As previously reported to shareholders, the Fund entered into an interest rate swap agreement, based on an aggregate notional amount of $480,000,000, which represents 80% of the total AMPS outstanding. Under the terms of the agreement, the Fund receives a floating rate of interest (one month USD-LIBOR BBA rate), and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Unrealized Appreciation/ (Depreciation)
UBS AG	October 31, 2005	$96,000	2.1025%	$387,505
UBS AG	October 31, 2006	96,000	2.6900%	354,137
UBS AG	October 31, 2007	144,000	3.1600%	79,670
UBS AG	October 31, 2008	144,000	3.5400%	(596,232)

				$225,080

At October 31, 2004, the Fund had outstanding forward currency contracts to buy and sell foreign currency against United States dollars as follows:

Foreign Currency Purchase Contract	Currency Amount	Value at Settlement Date Payable	Current Value at October 31, 2004	Unrealized Appreciation (Depreciation)
Indian Rupee
settlement date 11/8/04	INR 883,388,750	$19,225,000	$19,469,338	$244,338
Philippine Peso
settlement date 11/12/04	PHP 626,300,400	11,164,000	11,098,117	(65,883)
settlement date 11/12/04	PHP 524,799,000	9,300,000	9,299,500	(500)
Thailand Baht
settlement date 11/30/04	THB 394,224,000	9,600,000	9,603,508	3,508

		$49,289,000	$49,470,463	$181,463

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

At October 31, 2004, the Fund had outstanding forward currency contracts to buy and sell foreign currency against Australian dollars as follows:

Foreign Currency Sale Contract	Currency Amount	Value at Settlement Date Payable	Current Value at October 31, 2004	Unrealized Appreciation
New Zealand Dollar
settlement date 11/1/04	NZD 10,000,000	$7,482,422	$7,469,498	$12,924

Foreign Currency Purchase Contract	Currency Amount	Value at Settlement Date Payable	Current Value at October 31, 2004	Unrealized (Depreciation)
New Zealand Dollar
settlement date 11/1/04	NZD 10,706,000	$7,482,423	$7,323,973	($158,450)

During the year ended October 31, 2004, the Fund entered into financial futures contracts. Cash has been segregated with the broker to cover requirements for the following open futures contracts. Details of open contracts at October 31, 2004 are as follows:

Notional Amount	Type	Expiration Date	Value at October 31, 2004	Value at Trade Date	Unrealized Appreciation/ (Depreciation)
$25,000	Short: Positions: 30yr U.S. Treasury Bonds	Dec. 04	$2,846,094	$2,767,969	$(78,125)

150,000	10yr U.S. Treasury Notes	Dec. 04	17,034,375	16,809,375	(225,000)

175,000	5yr U.S. Treasury Notes	Dec. 04	19,490,625	19,337,500	(153,125)

173,000	3yr Australian Treasury Bonds	Dec. 04	13,210,474	13,185,333	(25,141)

79,000	Long: Positions: 10yr Australian Treasury Bonds	Dec. 04	6,174,469	6,173,669	800

					($480,591)

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

Note 4. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) in the Statement of Assets and Liabilities in a way that more closely represents their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment income (loss) and accumulated net realized gains (loss) on investments.

For the year ended October 31, 2004, the adjustments were to decrease distributions in excess of net investment income by $5,008,963, increase accumulated net realized loss on investments by $370,373, and increase accumulated net realized foreign exchange losses by $4,638,590. Net investment income, net realized losses and net assets applicable to common shareholders were not affected by this change. These differences are primarily due to differing treatments for foreign currencies, swap payments and the recognition of market discount and premiums.

For the years ended October 31, 2004 and October 31, 2003, the tax character of total distributions paid to shareholders as reflected in the Statement of Changes in Net Assets, were $106,336,188 and $90,999,249 of ordinary income and $13,515,250 and $28,632,083 of return of capital distributions, respectively.

At October 31, 2004, there was no distributable earnings.

For federal income tax purposes, the Fund has a net capital loss carryforward as of October 31, 2004 of approximately $21,396,000 of which $19,311,000 expires in 2010 and $2,085,000 expires in 2012. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2004 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Other Cost Basis Adjustment	Net Unrealized Appreciation
$2,412,121,908	$65,315,613	$40,167,159	$(1,725,458)	$23,422,996

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, straddle losses deferred differing tax treatment for foreign currencies and recognition of discount and premium amortization.

Note 5. Common Stock

There are 400 million shares of common stock authorized. At October 31, 2004, there were 265,060,563 common shares issued and outstanding.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to net asset value is at least 10%. There were no shares repurchased or cancelled under this program for the years ended October 31, 2004 and October 31, 2003.

Note 6. Preferred Stock

The Preferred Stock shareholders have rights as determined by the Board of Directors. The 24,000 shares of Auction Market Preferred Stock (“Preferred Stock”) outstanding consist of nine series as follows: Series A—3,000 shares, Series B—3,000 shares, Series C—2,000 shares, Series D—4,000 shares, Series E—2,000 shares, Series F—2,000 shares, Series G—3,000 shares, Series H—2,500 shares and Series I—2,500 shares.

Dividends on each series of Preferred Stock are cumulative at a rate established at the initial public offering and are typically reset every 28 days for Series A through D and every seven days for Series E through I based on the results of an auction. Dividend rates ranged from 0.9% to 2.0% during the year ended October 31, 2004. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at liquidation value plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at liquidation value plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Charter are not satisfied.

The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund’s directors.

Note 7. Subsequent Events

Subsequent to October 31, 2004, the Board of Directors declared a monthly distribution of 3.5 cents per share payable on December 17, 2004 and January 15, 2005 to common shareholders of record as of November 30, 2004 and December 31, 2004, respectively (ex-dividend dates November 26, 2004 and December 29, 2004, respectively).

Subsequent to October 31, 2004, dividends and distributions declared and paid on Preferred Stock totaled approximately $1,394,180 for the nine outstanding preferred share series in the aggregate through December 20, 2004.

Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights

Year Ended October 31, 2004
PER SHARE OPERATING PERFORMANCE*:
Net asset value per common share, beginning of year	$6.10

Net investment income	.36
Net realized and unrealized gain (loss) on investments and foreign currencies	.41
Dividends from net investment income to preferred shareholders	(.03)

Total from investment operations	.74

Dividends from net investment income to common shareholders	(.37)
Tax return of capital distribution	(.05)
Distributions from net capital and currency gains to preferred shareholders	—
Distributions from net capital and currency gains to common shareholders	—

Total dividends and distributions	(.42)

Capital reduction with respect to issuance of shares	—
Increase resulting from Fund share repurchase	—

Net asset value per common share, end of year	$6.42

Market price per common share, end of year	$6.34

TOTAL INVESTMENT RETURN BASED ON†:
Market value	12.58%
Net asset value	12.69%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS/SUPPLEMENTAL DATA#:
Expenses††	1.30%
Net investment income available to common shareholders	5.22%
Portfolio turnover rate	13%
Net assets of common shareholders, end of year (000 omitted)	$1,700,459
Average net assets of common shareholders (000 omitted)	$1,654,712
Senior securities (preferred stock) outstanding (000 omitted)	$600,000
Asset coverage of preferred stock at year-end	384%

*	Calculated based upon average shares outstanding during the year.
†	Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
††	Includes expenses of both preferred and common stock.
#	Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. Expense ratios relative to the average net assets of common and preferred shareholders are .96%, 1.03%, 1.03%, 1.03% and .98%, respectively. Ratios to average net assets of net investment income before preferred stock dividends are 5.74%, 7.07%, 8.18%, 10.76% and 10.52%, respectively. Ratios to average net assets of preferred stock dividends are .52%, .57%, .97%, 2.28% and 2.30%, respectively.
##	Less than $0.005 per share.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights (concluded)

Year Ended October 31,
2003	2002	2001	2000

$5.06	$4.65	$4.78	$6.20

.40	.40	.53	.60
1.09	.50	(.01)	(1.28)
(.03)	(.05)	(.11)	(.13)

1.46	.85	.41	(.81)

(.31)	(.16)	(.22)	(.39)
(.11)	(.28)	(.32)	(.21)
—	—	—	(.01)
—	—	—	—

(.42)	(.44)	(.54)	(.61)

—	—	—	—
—	— ##	—	—

$6.10	$5.06	$4.65	$4.78

$6.03	$4.25	$4.02	$3.86

53.64%	17.01%	18.74%	(26.73)%
30.55%	19.65%	10.91%	(12.19)%

1.45%	1.51%	1.51%	1.36%
6.51%	7.21%	8.48%	8.22%
37%	36%	47%	64%
$1,613,979	$1,339,871	$1,241,841	$1,279,346
$1,496,312	$1,280,112	$1,299,044	$1,530,638
$600,000	$600,000	$600,000	$600,000
369%	326%	308%	316%

NOTE:	Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets of common shareholders and other supplemental data for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund’s common shares.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Aberdeen Asia-Pacific Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2004

Aberdeen Asia-Pacific Income Fund, Inc.

Federal Tax Information (Unaudited)

As required by Internal Revenue Code regulations, we are to advise you within 60 days of the Fund’s fiscal year end, October 31, 2004, as to the tax status of dividends, distributions and foreign tax credits paid by the Fund during the fiscal year. During fiscal year 2004, the Fund paid dividends and distributions to common shareholders of $.37 and $.05 of net investment income and return of capital, respectively. During fiscal year 2004, the Fund paid amounts for dividends and distributions to preferred shareholders from net investment income and capital gains as shown in the table below. These dividends do not qualify for the 70% dividends received deduction for corporations.

The Fund has elected to give the benefit of foreign tax credits to its shareholders in the amount designated below on a per share basis. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction. The following table allocates the dividends and distributions paid by their sources:

Common Shares	Gross Amount	Foreign Taxes Paid	Net Dividends and Distributions Paid
Distributions:
Foreign Source	$.3179	$.0216	$.2963
United States	.1237	—	.1237

	$.4416	$.0216	$.4200

Preferred Shares
Series A:
Ordinary Income:
Foreign Source	$263.09	$17.39	$245.70
United States	102.54	—	102.54

	$365.63	$17.39	$348.24

Series B:
Ordinary Income:
Foreign Source	$258.40	$17.08	$241.32
United States	100.72	—	100.72

	$359.12	$17.08	$342.04

Aberdeen Asia-Pacific Income Fund, Inc.

Federal Tax Information (Unaudited) (continued)

Common Shares	Gross Amount	Foreign Taxes Paid	Net Dividends and Distributions Paid
Series C:
Ordinary Income:
Foreign Source	$262.81	$17.37	$245.44
United States	102.43	—	102.43

	$365.24	$17.37	$347.87

Series D:
Ordinary Income:
Foreign Source	$280.71	$18.55	$262.16
United States	109.41	—	109.41

	$390.12	$18.55	$371.57

Series E:
Ordinary Income:
Foreign Source	$263.92	$17.44	$246.48
United States	102.87	—	102.87

	$366.79	$17.44	$349.35

Series F:
Ordinary Income:
Foreign Source	$269.14	$17.79	$251.35
United States	104.91	—	104.91

	$374.05	$17.79	$356.26

Series G:
Ordinary Income:
Foreign Source	$265.50	$17.55	$247.95
United States	103.49	—	103.49

	$368.99	$17.55	$351.44

Series H:
Ordinary Income:
Foreign Source	$265.07	$17.52	$247.55
United States	103.31	—	103.31

	$368.38	$17.52	$350.86

Series I:
Ordinary Income:
Foreign Source	$268.05	$17.71	$250.34
United States	104.48	—	104.48

	$372.53	$17.71	$354.82

Aberdeen Asia-Pacific Income Fund, Inc.

Federal Tax Information (Unaudited) (concluded)

Although the Fund has made the election required to make this foreign tax credit or deduction available to you, the amount of allowable tax credit is subject to Section 904 of the Internal Revenue Code. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

In January 2005 shareholders will receive Form 1099-DIV, or substitute 1099-DIV, which will reflect the amount of dividends and distributions and foreign taxes to be used by calendar year taxpayers on their 2004 federal income tax returns.

Aberdeen Asia-Pacific Income Fund, Inc.

Other Information (Unaudited)

Dividend Reinvestment and Cash Purchase Plan.—Shareholders may elect to have all distributions automatically reinvested in Fund shares pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”). Generally, shareholders who do not participate in the Plan will receive distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent. A shareholder whose shares are held by a broker or nominee that is unable to participate in the Plan may request to have his shares re-registered in his own name to participate in the Plan.

Effective July 26, 2004, The Bank of New York became the Plan Agent, replacing EquiServe Trust Company, N.A. as the Plan Agent. The Plan Agent serves as agent for the shareholders in administering the Plan. Distributions payable to Plan participants will be promptly invested. If the Fund declares a distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that distribution in newly issued shares of the Fund’s common stock on identical terms and conditions.

In every other case, Plan participants will receive shares on the following basis: if on payable date, the market price of the Fund’s common stock plus any applicable brokerage commission is equal to or exceeds the net asset value per share, Plan participants will receive newly-issued shares of the Fund’s common stock valued at the greater of net asset value per share or 95% of the then-current market price. If, on the other hand, the net asset value per share plus any brokerage commission, exceeds the market price at such time, the Plan Agent will buy shares of common stock in the open market. If the market price plus any applicable brokerage commission exceeds net asset value per share as last determined before the Plan Agent has completed its purchases, the Plan Agent will suspend making open market purchases and shall invest the balance available in newly-issued shares valued at the greater of the net asset value or 95% of the then-current market value. All reinvestments are in full and fractional shares carried to four decimal places.

As a result of the transfer of services from EquiServe Trust Company, N.A. to The Bank of New York, certain fees associated with the Plan may have changed. Fees payable by Plan participants are described below.

There is no direct charge to participants for reinvesting distributions, except for brokerage commissions. The Plan Agent’s fees for the handling of the reinvestment of distributions are paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases. Purchases and sales may be made through a broker affiliated with the Plan Agent. The automatic reinvestment of distributions does not relieve participants of any federal income tax that may be payable on such distributions.

The Plan also allows participants to make voluntary cash investments by sending additional funds by a check drawn on a U.S. bank, in U.S. dollars, payable to the Plan Agent.

Aberdeen Asia-Pacific Income Fund, Inc.

Other Information (Unaudited) (concluded)

Additional voluntary cash investments must be in an amount of at least $100, with a maximum of $10,000 per month, with an aggregate annual limit of $120,000 for the purchases of shares of the Fund’s common stock on the open market. Voluntary cash investments will be invested on or before the 15th day of the month, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities laws. Cash investments may be commingled with the funds held by the Plan Agent for other shareholders of the Fund, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent will be the price per share allocated to each participant. In the event a participant’s voluntary cash investment check is returned unpaid for any reason, the participant will be charged a $20.00 return fee.

Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice or pursuant to telephonic procedures established by the Plan Agent and will receive stock certificates for all full shares. The Plan Agent will convert any fractional shares to cash at the then-current market price, less a sales fee, and send a check to the participant for the proceeds. The sales fee payable will be the lesser of $10 or the net proceeds from the sale of the fractional share. If the fee and commissions exceed the proceeds from the sale of a fractional share, participants will receive a transaction advice instead of a check. If by giving proper notice to the Plan Agent, participants request cash in lieu of shares upon any withdrawal from the Plan, the Plan Agent will sell the shares and send the participant the proceeds less a sales fee of $10 plus brokerage commissions of $0.10 per share.

The Fund or Plan Agent reserves the right to amend or terminate the Plan either in full or partially upon 90 days written notice to shareholders of the Fund.

All correspondence concerning the Plan should be directed to the Plan Agent, The Bank of New York, Shareholder Relations Department, P.O. Box 11258, Church Street Station, New York, NY 10286, or by calling 1-800-432-8224.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (Unaudited)

The names of the Directors and officers of the Fund, their addresses, ages and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as the term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or the Investment Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons as described above are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information
Interested Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Martin J. Gilbert** c/o Aberdeen Asset Management Asia Limited 21 Church Street #01–01 Capital Square Two Singapore 049480 Age: 49	Chairman of the Board; President; Class III Director	Term as Director expires 2006; Director since 2001	Mr. Gilbert is one of the founding directors, and the Chief Executive and an Executive Director, of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager and Investment Adviser. He has been President of the Fund, of Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. since February 2004. He has been Chairman of the Board of the Fund and of Aberdeen Global Income Fund, Inc. since 2001. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager (effective March 8, 2004) since 1991. Mr. Gilbert has also been a Director of Aberdeen Asset Management Limited (the Fund’s Investment Adviser) and Aberdeen Asset Managers (C.I.) Limited (the Fund’s Investment Manager to March 8, 2004) since 2000.

Beverley Hendry** Las Olas Place 300 S.E. 2nd Street, Suite 820 Fort Lauderdale, FL 33301 Age: 51	Class I Director	Term expires 2007; Director since 2001	Mr. Hendry has served as Chief Executive Officer of Aberdeen Asset Management Inc. (formerly known as Aberdeen Fund Managers, Inc.), the Fund’s Administrator (effective November 1, 2004) since 1995. Mr. Hendry has been a Director of Aberdeen Asset Managers (C.I.) Limited (the Fund’s Investment Manager to March 8, 2004) since 2001. He also served as Executive Director of Aberdeen Asset Management PLC (parent company of the Fund’s Investment Manager and Investment Adviser) from 1991 to 2002. Mr. Hendry is currently a member of the Executive Management Committee of Aberdeen Asset Management PLC.

Aberdeen Asia-Pacific Income Fund, Inc.

Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
2	Aberdeen Global Income Fund, Inc.

1

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (Unaudited) (continued)

Board of Directors Information (continued)
Interested Directors (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Brian M. Sherman*** 2 Paddington Street Paddington, NSW 2021 Australia Age: 61	Class II Director	Term expires 2005; Director since 1986

Mr. Sherman has been Chairman of Sherman Group Limited (investment company) since 2001 and Director of Aberdeen Leaders Limited (investment company) since 1987.

Mr. Sherman was Chairman of the Fund from 2000 to 2001 and President of the Fund to 2001. Until December 2000, he was Chairman and Joint Managing Director of the Fund’s Investment Adviser, and a Director of the Fund’s then Investment Manager.

Aberdeen Asia-Pacific Income Fund, Inc.

Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
1
*	Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc. have a common Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Messrs. Gilbert and Hendry are deemed to be interested persons because of their affiliation with the Fund’s Investment Manager and Investment Adviser.
***	Mr. Sherman is deemed to be an interested person because of his ownership of securities of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager and Investment Adviser.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (Unaudited) (continued)

Board of Directors Information (continued)
Independent Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Anthony E. Aaronson 116 South Anita Avenue Los Angeles, CA 90049 Age: 67	Class I Director	Term expires 2007; Director since 1986	Mr. Aaronson has been a textile agent for over ten years.

David L. Elsum, A.M. c/o Aberdeen Asset Management Asia Limited 21 Church Street #01–01 Capital Square Two Singapore 049480 Age: 67	Class III Director	Term expires 2006; Director since 1986	Mr. Elsum has been a member of the State of Victoria Regulator–General Appeal Panel since 2001 and is Chairman of Stodart Investment Pty. Ltd.

P. Gerald Malone 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Age: 54	Class II Director	Term expires 2005; Director since 2001	Mr. Malone is a self-employed solicitor. He has been chairman or a director of several companies in the health care industry since 1998.

Neville J. Miles 2 Paddington Street Paddington, NSW 2021 Australia Age: 58	Class I Director	Term expires 2007; Director since 1996	Mr. Miles has been Chief Executive Officer of Pulse International Pty. Ltd. (financial transactions processing) since 2004. Mr. Miles has also served, for over five years, as a Director of a number of Australian companies.

Peter J. O’Connell 110 Lang Road Centennial Park Sydney, New South Wales Australia Age: 51	Class III Director	Term expires 2006; Director since 1999	Mr. O’Connell is admitted as a solicitor in Australia and has been Managing Director of Multiplex Infrastructure Pty. Ltd. (infrastructure development) since 2003. Mr. O’Connell also served as Managing Director (from 2002 to 2003) and Director (from 1999 to 2002) of Lang Holdings (Aust) Pty. Ltd. (technology consulting).

Aberdeen Asia-Pacific Income Fund, Inc.

Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
2	Aberdeen Australia Equity Fund, Inc.

3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Global Income Fund, Inc.

1

3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Global Income Fund, Inc.

2	Aberdeen Australia Equity Fund, Inc.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (Unaudited) (continued)

Board of Directors Information (continued)
Independent Directors (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
William J. Potter c/o Aberdeen Asset Management Asia Limited 21 Church Street #01–01 Capital Square Two Singapore 049480 Age: 56	Class III Director	Term expires 2006; Director since 1986	Mr. Potter has been President of Ridgewood Group International Ltd., an international consulting and merchant banking company, since 1989. He has also been Chairman of Meredith Portfolio Management Inc. (investment management) since 2004 and President of Kingsdale Capital (USA) Inc. (private placement broker) since 2004.

Peter D. Sacks 445 King Street West 4th Floor Toronto, Ontario M5V 1K4 Canada Age: 59	Class II Director	Term expires 2005; Director since 1993	Mr. Sacks has been Managing Partner of Toron Capital Markets (investment management) since 1988.

Dr. Anton E. Schrafl Wiesenstrasse 7 8008 Zurich Switzerland Age: 72	Preferred Stock Director	Term expires 2005; Director since 1993	Dr. Schrafl has been Chairman of the Board of Dynavest Ltd., (investment management company) since 2002. He was Deputy Chairman of Holcim Limited (global manufacturer and distributor of cement and allied products) from 1999 until 2002.

John T. Sheehy 560 Sylvan Avenue Englewood Cliffs, NJ 07632 Age: 62	Preferred Stock Director	Term expires 2005; Director since 1992	Mr. Sheehy has been Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, and Managing Member of The Value Group LLC (venture capital) since 1997.

Aberdeen Asia-Pacific Income Fund, Inc.

Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Global Income Fund, Inc.

3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Global Income Fund, Inc.

2	Aberdeen Global Income Fund, Inc.

3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Global Income Fund, Inc.
*	Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc. have a common Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (Unaudited) (continued)

Board of Directors Information (continued)
Information Regarding Officers who are not Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Alison Briggs Level 6, 201 Kent Street Sydney, NSW 2000 Australia Age: 32	Vice President**	Since 2004	Director of Economics and Fixed Interest of the Fund’s Investment Adviser, Aberdeen Asset Management Limited (for more than 5 years).

Andrew Smith 45 Broadway, 21st Floor New York, New York 10006 Age: 36	Vice President -Compliance***	Since 2004	Vice President of Murray Johnstone Group (from 1988 to 2000); Vice President of Aberdeen Asset Management Inc. (since 2000).

Christian Pittard No. 1 Seaton Place St. Helier, Jersey JE4 8YJ Channel Islands Age: 31	Treasurer and Assistant Secretary***	Since 2001	Managing Director of Aberdeen Asset Managers (C.I.) Limited (the Fund’s former Investment Manager) (since 2000); Managing Director of Aberdeen Private Wealth Management (affiliate of the Fund’s Investment Manager and Investment Adviser).

Roy M. Randall Level 12, Chifley Tower 2 Chifley Square Sydney, NSW 2000 Australia Age: 68	Secretary***	Since 1986	Consultant to The Seidler Law Firm, Australian counsel to the Fund (since 2003); Partner of Stikeman, Elliott, former Australian counsel to the Fund (from 1997 through 2002).
*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of stockholders. The officers were last elected on June 9, 2004, except Mr. Smith who was elected on September 13, 2004.
**	Ms. Briggs holds the same position with Aberdeen Global Income Fund, Inc., which may be deemed to be part of the same “Fund Complex” as the Fund.
***	Messrs. Smith, Pittard and Randall hold the same position(s) with Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc., both of which may be deemed to be a part of the same “Fund Complex” as the Fund.

Aberdeen Asia-Pacific Income Fund, Inc.

Directors

Martin J. Gilbert, Chairman

Anthony E. Aaronson

David L. Elsum

Beverley Hendry

P. Gerald Malone

Neville J. Miles

Peter J. O’Connell

William J. Potter

Peter D. Sacks

Anton E. Schrafl

John T. Sheehy

Brian M. Sherman

Officers

Martin Gilbert, President

Alison Briggs, Vice President

Andrew Smith, Vice President - Compliance

Christian Pittard, Treasurer and Assistant Secretary

Roy M. Randall, Secretary

Timothy Sullivan, Assistant Treasurer

Andy Williams, Assistant Treasurer

Sander M. Bieber, Assistant Secretary

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Aberdeen Asia-Pacific Income Fund, Inc.

Corporate Information

Investment Manager	Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480

Investment Adviser	Aberdeen Asset Management Limited Level 6, 201 Kent Street Sydney, NSW 2000, Australia

Administrator

Through October 31, 2004:

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

Effective November 1, 2004:
Aberdeen Asset Management Inc.

45 Broadway, 21st Floor

New York, NY 10006

Custodian	State Street Bank and Trust Company One Heritage Drive North Quincy, MA 02171

Transfer Agent	The Bank of New York Shareholder Relations Department P.O. Box 11258 Church Street Station New York, NY 10286 1-800-432-8224

Auction Agent	Deutsche Bank Trust Company Americas 280 Park Avenue, 9th Floor New York, NY 10018

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

Legal Counsel	Dechert LLP 1775 I Street, N.W. Washington, DC 20006

Investor Relations	Aberdeen Asset Management Inc. 45 Broadway, 21st Floor New York, NY 10006 1-800-522-5465 InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The common shares of Aberdeen Asia-Pacific Income Fund, Inc. are traded on the American Stock Exchange and on the Pacific Stock Exchange under the symbol FAX. Information about the Fund’s net asset value and market price is published weekly in Barron’s and in the Monday edition of The Wall Street Journal.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Asia-Pacific Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

FAXA

Item 2 – Code of Ethics

(a)	As of October 31, 2004, the Registrant had adopted a Code of Ethics that applies to its principal executive officer, principal financial officer and principal accounting officer which is designed to deter wrongdoing and promote:

(i)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(ii)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(iii)	Compliance with applicable governmental laws, rules, and regulations;

(iv)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(v)	Accountability for adherence to the code.

Copies of the Code of Ethics may be requested free of charge by calling toll free on 1-800-522-5465.

(c)	During the period covered by this report, the Code of Ethics referred to in 2(a) above was amended to reflect the appointment of a Chief Compliance Officer pursuant to Rule 38a-1 of the Investment Company Act of 1940. Appendix A of the Code of Ethics was also amended to reflect the new President of the Fund, the new Chief Compliance Officer and new executive officers.

(d)	During the period covered by this report, there were no waivers to the provisions of the code of ethics referred to in 2(a) above.

(e)	Not applicable

(f)	A copy of the Code of Ethics has been filed with this Form N-CSR as Item 12(a)(1)

Item 3 – Audit Committee Financial Expert

The Board of Directors of the Registrant has designated Peter Sacks and John Sheehy as Audit Committee Financial Experts. Mr Sacks and Mr Sheehy are both considered by the Board to be independent directors as interpreted under this Item 3.

Item 4 – Principal Accountant Fees and Services

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):-

Fiscal Year ended	(a) Audit Fees	(b)[1] Audit-Related Fees	(c)[2] Tax Fees	(d) All Other Fees
October 31, 2004	$116,100	$8,500	$5,500	Nil
October 31, 2003	$189,000	$24,500	Nil	Nil

[1]	The Audit-Related Fees are for reviewing the Basic Maintenance Tests carried out in respect of the Registrant’s Auction Market Preferred Stock.
[2]	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)	Below are the Registrant’s Pre-Approval Policies and Procedures:-

(1) Audit Committee Pre-Approval Policies and Procedures

PRE-APPROVAL POLICIES AND PROCEDURES

as adopted by the

AUDIT COMMITTEES

of

ABERDEEN AUSTRALIA EQUITY FUND, INC.

ABERDEEN ASIA-PACIFIC INCOME FUND, INC.

ABERDEEN GLOBAL INCOME FUND, INC.

(“FUNDS”)

The Sarbanes-Oxley Act of 2002 (“Act”) and rules adopted by the Securities and Exchange Commission (“SEC”) require that the Audit Committee of each Fund pre-approve all audit services and non-audit services provided to the Fund by its independent accountant (“Auditor”).1 The Act and such SEC rules also require that the Audit Committee of each Fund pre-approve all non-audit services provided by the Auditor to (i) the Fund’s investment manager, (ii) the Fund’s investment adviser, and (iii) any entity controlling, controlled by, or under common control with the investment manager or investment adviser that provides ongoing services to the Fund (entities in (i), (ii) and (iii), hereinafter “Service Affiliates”)2 if the engagement for such Service Affiliates relates directly to the operations and financial reporting of the Fund (“Covered Non-Audit Services”).3

The following policies and procedures govern the ways in which the Audit Committee of each Fund will consider the pre-approval of audit and non-audit services that the Auditor provides to the Fund, and Covered Non-Audit services that the Auditor proposes to provide to Service Affiliates.4 These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to any services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with applicable legal requirements for pre-approval, and also provide a mechanism by which management of the Funds and Service Affiliates may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

The following policies and procedures are adopted by the Audit Committee of each Fund.

A.	General

1.	The Audit Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Fund.

2.	The Audit Committee must pre-approve any engagement of the Auditor to provide Covered Non-Audit Services to any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Fund.

B.	Pre-Approval of Audit Services to the Fund

1.	The Audit Committee shall approve the engagement of the Fund’s Auditor for each fiscal year (the “Engagement”). The approval of the Engagement shall not be delegated to a Designated Member. (See Section D below.) In approving the Engagement, the Audit Committee shall obtain, review and consider information concerning the proposed Auditor sufficient to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Fund will receive.

[1]	The term “Auditor,” as used in these procedures, means the firm engaged to provide the Fund with services listed in Appendix A.
[2]	Service Affiliates are listed in Appendix D.
[3]	Examples of types of non-audit services that may be provided to the Fund or a Service Affiliate are listed in Appendix B. Note that applicable law also prohibits the provision of certain services by the Auditor to entities in the “fund complex.” The “fund complex” includes Service Affiliates and other entities. These prohibited services are listed in Appendix C. Fund Complex Entities are also listed in Appendix C.
[4]	Unless otherwise indicated by the context, the term “non-audit services” herein includes non-audit services for the Fund as well as Covered Non-Audit Services for a Service Affiliate.

2.	The Audit Committee shall report to the Fund’s board of directors (“Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.	Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) (“Independent Directors”).

C.	Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – by Types or Categories of Services

1.	The Audit Committee may pre-approve the provision of types or categories of non-audit services for the Fund and Covered Non-Audit Services for its Service Affiliates pursuant to this Section C.

2.	Annually, at such time as the Audit Committee considers the Engagement of the Auditor, management of the Fund and of the Service Affiliates, in consultation with the Auditor, shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Fund expects to request from the Auditor during the fiscal year; and (b) a list of those types of Covered Non-Audit Services that Service Affiliates expect to request from the Auditor during the fiscal year.

3.	The lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

4.	Standard for Pre-Approval The Audit Committee, after appropriate consideration of such information as it deems relevant, may pre-approve a non-audit service that is not a prohibited service (see Appendix C) if it specifically finds that the provision of such service is consistent with, and will not impair, the ongoing independence of the Auditor. In connection with any such pre-approval, the Audit Committee may set such limits on fees and other conditions as it believes to be appropriate.

5.	The Audit Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Fund to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year, subject to such conditions as may have been set by the Audit Committee.

6.	Fund management will distribute a list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Audit Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.	Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – Project-by-Project Basis

1.	Non-audit services may be pre-approved on a project-by-project basis pursuant to this Section D, subject to the Standard for Pre-Approval in Section C.

2.

The Audit Committee, from time to time, may, by resolution, designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, (i) any non-audit services proposed to be provided to the Fund that have not been pre-approved in accordance with these Procedures, (ii) any Covered Non-Audit Services proposed to be provided to any Service Affiliate, that have not been pre-approved in accordance with these Procedures and (iii) any proposed material change in the nature or cost of any non-audit service, including any Covered Non-Audit Service, previously approved. The authority delegated to the Designated Member shall be subject to such conditions as the Audit Committee may specify by resolution from time to time.

3.	Management of the Fund or of the relevant Service Affiliate, in consultation with the Auditor, may submit either to the Audit Committee or to a Designated Member for its consideration and action, a pre-approval request identifying one or more non-audit service projects for the Fund or Covered Non-Audit Service projects for a Service Affiliate, as well as any material changes proposed in a service that has been pre-approved. Any request so submitted shall describe the project or projects in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Designated Member shall request. For any material change in the nature or cost of a pre-approved service, the request shall also describe reasons why the change is requested. The Audit Committee or Designated Member, as applicable, shall review the request subject to the Standard for Review in Section C.

4.	The Audit Committee or Designated Member, as applicable, will review the requested non-audit service or proposed material change in such service in light of the Standard for Pre-Approval in Section C. If the review is by a Designated Member, such Designated Member will either:

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested service, or any proposed material change in such service, whether to the Fund or to a Service Affiliate; or

(b)	refer such matter to the full Audit Committee for its consideration and action.

In considering any requested non-audit service or proposed material change in such service, the Designated Member shall take into account any restrictions placed by the Audit Committee on his pre-approval authority.

5.	The Designated Member’s pre-approval (or pre-approval subject to conditions) of a requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for the management of the Fund or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit service so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next regularly scheduled meeting.

E.	Covered Non-Audit Services Provided to Covered Entities Pursuant to Waiver

Note: It is generally expected that non-prohibited non-audit services, even when they do not involve significant fees, will be pre-approved in accordance with Section C or D.

1.	The Act provides a limited exception to the requirement that non-audit services (that are not prohibited services) must be pre-approved. This exception is designed to prevent the disqualification of the Auditor due to a minor oversight and is to be used only rarely and only if each of the following conditions is satisfied:

(a) The aggregate fees and costs of all non-audit services (including Covered

Non-Audit Services) that, but for the limited exception provided by this Section E, would require pre-approval by the Audit Committee constitutes no more than five percent of the total fees and costs paid by the Fund and Service Affiliates to the Auditor during the fiscal year during which such non-audit services are provided;

(b)	At the time of the engagement for such services, the Fund did not recognize that the services were “non-audit services” that required pre-approval; and

(c)	Each such service is (i) brought promptly to the attention of the Audit Committee, (ii) is approved prior to the completion of the audit by the Audit Committee or a Designated Member, in accordance with the Standard for Pre-Approval set forth in Section C and (iii) is approved based upon a determination that the service is eligible for the waiver provided by this Section E.

F.	Amendment; Annual Review

1.	The Audit Committee may amend these procedures from time to time.

2.	These procedures shall be reviewed periodically, as needed, by the Audit Committee.

G.	Recordkeeping

1.	The Fund shall maintain a written record of all decisions made by the Audit Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting material.

2.	In connection with the approval of any non-audit service pursuant to the de minimis exception provided in Section E of these procedures, a record shall be made indicating that each of the conditions for this exception has been satisfied.

3.	A copy of these Procedures and of any amendments to these Procedures shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraph 1 and 2 of this Section G shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

APPENDIX A

AUDIT SERVICES

For purposes of these Procedures, “audit services” include the following activities:

1.	Annual audit of the Fund’s financial statements and quarterly reviews.

2.	Other procedures, including review of tax provisions, that need to be performed by the Auditor in order to provide an opinion on the Fund’s financial statements, including tests performed to evaluate the Fund’s internal control systems, review of information systems and procedures.

3.	Preparation of the Auditor’s report on the Fund’s internal controls for financial reporting, and related procedures.

4.	Services that generally only the Auditor can provide, such as consents, comfort letters, assistance with and review of documents filed with the SEC, and statutory audits.

APPENDIX B

NON-AUDIT SERVICES

For purposes of these Procedures, the following services are “non-audit services.” If the services would be provided to a Covered Entity and the engagement would relate directly to the operations and financial reporting of the Fund, these services would be Covered Non-Audit Services and, if not prohibited, are subject to the pre-approval requirements of these Procedures.

Audit-Related Services (traditionally performed by the firm engaged as Auditor)

1.	Audit of an employee benefit plan.

2.	Due diligence procedures related to mergers and acquisitions.

3.	Review of internal controls.

4.	Consultations concerning financial accounting and reporting standards.

5.	Testing services related to a fund’s Auction Market Preferred Stock, as applicable.

Tax Services

1.	Tax compliance services, including preparation of tax returns.

2.	Tax planning and advice.

Other Non-Audit Services

1.	Advisory and consultation services.

2.	Other non-audit services not listed above.

APPENDIX C

PROHIBITED SERVICES

In considering whether to pre-approve a service, the Audit Committee should be aware that the Auditor is prohibited from providing certain services to any Fund Complex Entity, subject to limited exceptions noted below. Fund Complex Entities include:

1.	The Fund, its investment manager and investment adviser;

2.	Any entity controlled by or controlling the Fund’s investment manager or investment adviser, or any entity under common control with the Fund’s investment manager or investment adviser if such entity (a) is an investment manager or investment adviser, or (b) is in the business of providing administrative, custodian, underwriting, or transfer agent services to any investment company or investment adviser; and

3.	Any investment company (including entities that would be investment companies but for the exclusions provided by Section 3(c) of the Investment Company Act of 1940) advised by the Fund’s investment manager or investment adviser or by an entity in paragraph 2, above.

Note:	The term “investment adviser” for this purpose does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser.

The following entities are “Fund Complex Entities:”

Investment Managers/Advisers:

Aberdeen Asset Management Limited

Aberdeen Asset Managers (CI) Limited

Aberdeen Asset Managers Ltd.

Aberdeen Asset Management Asia Ltd.

Aberdeen Asset Management PLC

Funds:

Aberdeen Australia Equity Fund, Inc.

Aberdeen Asia-Pacific Income Fund, Inc.

Aberdeen Global Income Fund, Inc.

Aberdeen Asia-Pacific Income Investment Company Limited

The following services may not be provided by the Fund’s Auditor to a Fund Complex Entity, subject to the exceptions noted:

1.	Bookkeeping or other services related to the accounting records or financial statements of a Fund Complex Entity, including;

•	Maintaining or preparing the accounting records for a Fund Complex Entity;

•	Preparing a Fund Complex Entity’s financial statements that are filed with the Securities Exchange Commission (“SEC”), or that form the basis that form the basis for such financial statements; or

•	Preparing or originating source data underlying a Fund Complex Entity’s financial statements.

2.	Financial information systems design and implementation, including:

•	Directly or indirectly operating, or supervising the operation of, a Fund Complex Entity’s information system or managing a Fund Complex Entity’s local area network.

•	Designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to a Fund Complex Entity’s financial statements or other financial information systems taken as a whole.

3.	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

4.	Actuarial services. This category includes any actuarially-oriented advisory service involving the determination of amounts recorded in a Fund Complex Entity’s financial statements and related accounts. This prohibition does not apply to providing assistance to a Fund Complex Entity in understanding the methods, models, assumptions, and inputs used in computing an amount.

5.	Internal audit outsourcing services. This category includes any internal audit service for a Fund Complex Entity that has been outsourced by the Fund Complex Entity that relates to the Fund Complex Entity’s internal accounting controls, financial systems, or financial statements.

Exception: The foregoing services 1-5 may be provided if the Audit Committee reasonably concludes that the results of these services will not be subject to audit procedures during an audit of a Fund Complex Entity’s financial statements.

6.	Management functions. This category includes acting, temporarily or permanently, as a director, officer, or employee of a Fund Complex Entity, or performing any decision-making, supervisory, or ongoing monitoring function for a Fund Complex Entity.

7.	Human resources. Services in this category are:

•	searching for or seeking out prospective candidates for managerial, executive, or director positions;

•	engaging in psychological testing, or other formal testing or evaluation programs;

•	undertaking reference checks of prospective candidates for an executive or director position;

•	acting as a negotiator on behalf of a Fund Complex Entity, such as determining position, status or title, compensation, fringe benefits, or other conditions of employment; or

•	recommending, or advising a Fund Complex Entity to hire, a specific candidate for a specific job (except that the Fund’s independent accountant may, upon request by a Fund Complex Entity, interview candidates and advise the Fund Complex Entity on the candidate’s competence for financial accounting, administrative, or control positions).

8.	Broker-dealer, investment adviser, or investment banking services. Services in this category are:

•	acting as a broker-dealer (registered or unregistered), promoter, or underwriter, on behalf of a Fund Complex Entity;

•	making investment decisions on behalf of a Fund Complex Entity, or otherwise having discretionary authority over an audit client’s investments;

•	executing a transaction to buy or sell an audit client’s investment; or

•	having custody of assets of a Fund Complex Entity, such as taking temporary possession of securities purchased by a Fund Complex Entity.

9.	Legal services. A prohibited legal service is any service to a Fund Complex Entity that, under circumstances in which the service is provided, could be provided only by someone licensed, admitted, or otherwise qualified to practice law in the jurisdiction in which the service is provided.

10.	Expert services unrelated to the audit. This category includes providing an expert opinion or other expert service for a Fund Complex Entity, or a Fund Complex Entity’s legal representative, for the purpose of advocating a Fund Complex Entity’s interests in litigation or in a regulatory or administrative proceeding or investigation. This prohibition is not applicable to cases in which the Fund’s independent accountant provides a factual account, including testimony, of work performed, or explains the positions taken or conclusions reached during the performance of any services provided by the accountant to a Fund Complex Entity.

APPENDIX D

SERVICE AFFILIATES

Any non-prohibited Covered Non-Audit Service provided to the following entities must be pre-approved as provided in these Procedures:

Aberdeen Asset Management Limited

Aberdeen Asset Managers (CI) Limited

Aberdeen Asset Managers Ltd.

Aberdeen Asset Management Asia Ltd.

Item 4 continued

(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	Non-Audit Fees

	Fiscal Year Ended October 31, 2004	Fiscal Year Ended October 31, 2003
Registrant	$14,000	$24,500
Registrant’s Investment Manager:-
Prior to March 8, 2004 - Aberdeen Asset Managers (C.I.) Limited	Nil	$29,000
Effective March 8, 2004 - Aberdeen Asset Management Asia Limited	Nil	Nil

(h)	The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 – Audit Committee of Listed Registrants

(a)	The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

The audit committee members are:

Anthony E. Aaronson

Peter D. Sacks

John T. Sheehy

(b)	Not applicable

Item 6 – Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant’s Board has the opportunity to periodically review the Investment Manager’s and Investment Adviser’s proxy voting policies and material amendments thereto. The Registrant’s Board of Directors most recently ratified the proxy voting policies of the Investment Manager and Investment Adviser in September 2003. The Registrant’s Proxy Voting Policy and Procedures, and the policies of the Registrant’s Investment Manager and Investment Adviser, are currently under review for possible revision.

The proxy voting policies of the Registrant and its Investment Manager and Investment Adviser appear below:-

Proxy Voting Policies and Procedures of the Registrant

I.	Statement of Policy

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by the Aberdeen investment companies that are registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), (“Funds” and each a “Fund”)5 and by the Boards of Directors (“Boards”) which oversee the Funds with respect to voting securities held by the Funds. These Policies and Procedures are adopted to ensure compliance with Rule 30b1-4 of the 1940 Act and other applicable obligations of the Funds under the rules and regulations of the SEC and interpretations of its staff (“Staff”). It is the policy of the Funds to seek to assure that proxies received by each Fund are voted in the best interest of each Fund’s stockholders.

[5]	Currently, the only Funds are closed-end funds consisting of Aberdeen Australia Equity Fund, Inc. (“IAF”), Aberdeen Asia-Pacific Income Fund, Inc. (“FAX”), and Aberdeen Global Income Fund, Inc. (“FCO”). These Policies and Procedures will only be implemented by the Funds to the extent that they invest in voting securities. At this time, FAX and FCO invest only in fixed income, or non-voting, securities. Each Fund will file a disclosure report to the extent required by law.

II.	Definitions

A. “Best interest of Fund stockholders” - means stockholders’ best economic interest over the long term, i.e., the common interest that all stockholders have in seeing the value of a common investment increase over time. Stockholders may have differing political or social interests, but their best economic interest is generally uniform.

B. “Conflict of interest” - means circumstances when a proxy vote presents a conflict between the interests of Fund stockholders, on the one hand, and those of the Fund’s investment manager,6 investment adviser,7 principal underwriter, or an affiliated person of the Fund, its Manager, Adviser, or principal underwriter, on the other, in how proxies are voted. In practical terms, these circumstances generally would arise when a Fund’s Manager or Adviser knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a material conflict between its own interests and the interests of stockholders in how proxies of that issuer are voted. A conflict might exist in circumstances when the Fund’s Manager or Adviser has actual knowledge of a material business arrangement between a particular proxy issuer (or closely affiliated entity) and the parent company or a corporate affiliate of the Fund’s Manager or Adviser. The Funds believe that a conflict of interest generally would not arise merely because a proxy issuer has a material business arrangement with a Fund’s principal underwriter, or with an affiliated person of the principal underwriter or the Funds (other than a Fund’s Manager or Adviser or their respective parent company), because (1) each Fund’s Manager or Adviser will generally make proxy voting decisions for the Fund under the delegation arrangements described below; (2) each Fund’s principal underwriter is not affiliated with its Manager or Adviser and will not have any input into the Manager’s or Adviser’s proxy voting decisions for the Fund; (3) other affiliated persons of the principal underwriter or the Fund (other than the Fund’s Manager or Adviser) likewise will not have any input into proxy voting decisions for the Fund; and (4) each Fund’s Manager or Adviser is unlikely to be aware of, or have any interest in, any business arrangement between the proxy issuer and the Fund’s principal underwriter, or between the proxy issuer and an affiliated person of the principal underwriter or the Fund.

III.	Delegation of Responsibility for Proxy Voting

A. Each Fund’s Board annually evaluates its Fund’s contract with its Manager and Adviser, and decides whether to renew the contract. This process gives each Fund an annual opportunity to ensure that its Manager’s and Adviser’s investment philosophy is generally consistent with its investment objectives and the best economic interests of its stockholders.

B. Because the investment philosophy of each Fund’s Manager and Adviser is generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders, investment decisions for each Fund should generally be consistent with its Manager’s and Adviser’s philosophy. In proxy voting decisions, as in other investment decisions, each Fund’s Manager or Adviser is in the best position to determine whether a particular proxy proposal is consistent with its philosophy, and therefore generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders.

[6]	Aberdeen Asset Management Asia Limited serves as investment manager (“Manager”) to each Fund.
[7]	Aberdeen Asset Management Limited serves as investment adviser (“Adviser”) to each Fund.

C. Accordingly, each Fund has chosen to delegate all responsibility for proxy voting to its Manager and Adviser, provided that each Fund’s Board has the opportunity to periodically review and approve their proxy voting policies and any material amendments (and that the policies contains provisions to address any conflicts of interest as described below). The Trade Processing Department of the Manager will serve as the Proxy Administrator and will take responsibility for ensuring, among other things, that the vote for each proxy is cast in accordance with the proxy voting policies and procedures of the Manager and the Adviser. A Proxy Committee of the Adviser will take responsibility for determining whether and how to vote each proxy, whether a conflict of interest exists, and how such conflicts are to be resolved in accordance with the proxy voting policies and procedures of the Manager and the Adviser. Under this delegation, the Manager and Adviser may vote, abstain from voting, or take no action on proxies for a Fund in any manner consistent with the Manager’s and Adviser’s proxy voting policies (subject to provisions for addressing conflicts of interest). Each Fund may revoke all or part of such delegation at any time by a vote of its Board. In the event that a Fund revokes the delegation of proxy voting responsibility to its Manager and Adviser, the Fund will assume full responsibility for ensuring that proxies are voted in the best interest of its stockholders, and will promptly notify stockholders of the revocation. Thereafter, such Fund will vote proxies of portfolio securities consistently with the policies of its Manager and Adviser, or develop its own basis for voting on particular matters.

D. This delegation generally applies to all proxy voting matters on which each Fund may vote, such as corporate governance matters (including changes in the state of incorporation, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority provisions); changes to capital structure, including increases and decreases of capital and preferred stock issuance; stock option plans and other management compensation issues; and social and corporate responsibility issues. This delegation permits the Manager and Adviser to vote (or abstain from voting or take no action on) proxies relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted, and to vote based on the Adviser’s decisions or on provisions of the Manager’s and Adviser’s proxy policies that may support or give weight to the views of management of a portfolio company.

IV.	Conflicts of Interest

A. Each Fund recognizes that in unusual circumstances, a conflict of interest in how proxies are voted may appear to exist, such as when its Manager or Adviser knowingly does business with a particular proxy issuer or closely affiliated entity or has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity, and the adviser’s parent or an affiliated subsidiary.

B. In those circumstances, to avoid any appearance concerns, each Fund believes it is appropriate for its Manager or Adviser to follow an alternative voting procedure rather than to vote proxies in the Manager’s or Adviser’s sole discretion. Some examples of acceptable alternative voting procedures for resolving conflicts of interest include the following:

(1) Causing the proxies to be “echo voted” or “mirror voted” in the same proportion as the votes of other proxy holders that are not Fund stockholders;

(2) Causing the proxies to be voted in accordance with the recommendations of an independent service provider that the Manager or Adviser may use to assist it in voting proxies;

(3) Notifying a Fund’s Board, a designated Board committee or a representative of either, of the conflict of interest and seeking a waiver of the conflict to permit the Manager or Adviser to vote the proxies as it chooses under its usual policy; or

(4) Forwarding the proxies to a Fund’s Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself.

C. Each Fund generally delegates all responsibility for resolving conflicts of interest to the Fund’s Adviser, provided that the Adviser’s proxy voting policy (as approved by the Fund’s Board) includes acceptable alternative voting procedures for resolving material conflicts of interest, such as the procedures described above. Under this delegation, the Adviser may resolve conflicts of interest in any reasonable manner consistent with the alternative voting procedures described in its proxy voting policy. Each Fund may revoke all or part of this delegation at any time by a vote of its Board. In the event that a Fund revokes the delegation of responsibility for resolving conflicts of interest to the Adviser, the Fund will seek to resolve any conflicts of interest in the best interest of stockholders. In doing so, the Fund may follow any of the procedures described in Paragraph III.B., above.

V.	Disclosure of Policy or Description/Proxy Voting Record

A. Each Fund, unless it invests exclusively in non-voting securities, will disclose its proxy voting policy or a description of it (and its Manager’s and Adviser’s proxy voting policy, or a description of them), in the Fund’s annual report on Form N-CSR (beginning with the first annual report filed on or after July 1, 2003). The Fund will disclose that this proxy voting policy or a description of it (and the Manager’s and Adviser’s proxy voting policy or a description) is available without charge, upon request, (1) by calling, toll-free, 1-800-522-5465; and (2) on the SEC’s website at http://www.sec.gov. Upon any request for a proxy voting policy or description of it, the policy or the description (or a copy of the most recent annual report containing the policy or description) will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

B. Each Fund will also disclose in its annual report (beginning with the first annual report filed on or after August 31, 2004) that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30, (1) by calling, toll-free, 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov. Upon any request for the Fund’s proxy voting record, a copy of the information disclosed in its most recent Form N-PX will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

C. Each Fund will file Form N-PX, completed and signed in the manner required, containing its proxy voting record for the most recent twelve-month period ended June 30 with the SEC.

D. Each Fund will disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any stockholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security except to the extent not available through reasonably practicable means;

•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security except to the extent not available through reasonably practicable means;

•	The stockholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the Fund cast its vote on the matter;

•	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the Fund cast its vote for or against management.

Adopted effective December 9, 2004.

Proxy Voting Policies and Procedures of the Registrant’s Investment Manager and Investment Adviser

ABERDEEN U.S. REGISTERED ADVISERS

PROXY VOTING POLICIES AND PROCEDURES

The following are proxy voting policies and procedures (“Policies and Procedures”) adopted by affiliated investment advisers registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”), that are subsidiaries of Aberdeen Asset Management PLC (“AAM”); including, specifically, Aberdeen Asset Managers (C.I.) Limited, a Channel Islands corporation (“Aberdeen Jersey”); Aberdeen Asset Management Limited, an Australian corporation (“Aberdeen AU”); Aberdeen Fund Managers Inc. (d/b/a Aberdeen Asset Management Inc.), a Delaware corporation (“Aberdeen FL”), and Aberdeen Asset Management Asia Limited, a Singapore corporation (“Aberdeen Singapore”) (collectively referred to herein as “Aberdeen Advisers” and each an “Aberdeen Adviser”) (collectively with AAM, “Aberdeen”).8 Pursuant to a Memorandum of Understanding (“MOU”), Aberdeen Singapore and Aberdeen Asset Managers Ltd (“Aberdeen UK”), a non-U.S. registered adviser, provide portfolio management resources to certain U.S. funds or clients of Aberdeen FL which include substantive advice on voting proxies for certain equity securities. In addition, Aberdeen Singapore and Aberdeen UK have entered into a similar MOU with Aberdeen Jersey and Aberdeen AU under which either entity may also provide substantive advice on proxy voting to certain U.S. funds or clients of Aberdeen Jersey and Aberdeen AU. To the extent that Aberdeen UK provides advisory services to any clients of Aberdeen FL or to U.S. clients of Aberdeen Jersey or Aberdeen AU, Aberdeen UK will follow these Policies and Procedures as part of providing such advisory services. These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) (“Funds” and each a “Fund”), and other U.S. residents as well as non-U.S. registered funds or clients. Any Aberdeen Adviser located in the United States follows these Policies and Procedures for each of its respective clients as required

[8]	These Policies and Procedures address proxy voting considerations under U.S. law and regulation and do not address the laws or requirements of other jurisdictions.

under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies or to vote in accordance with the client’s proxy voting policies and procedures. Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the jurisdiction in which the client is located. Aberdeen Advisers who advise or subadvise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their Boards of Directors.

I.	Definitions

A. .“Best interest of clients”. Clients’ best economic interests over the long term ñ that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

B. “Material conflict of interest”. Circumstances when an Aberdeen Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when Aberdeen has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of an Aberdeen Adviser.

II.	General Voting Policies

A. Client’s Best Interest. These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

B. Shareholder Activism. Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders. Thus, Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.

C. Case-by-Case Basis. These Policies and Procedures are guidelines. Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote. Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental, social, environmental or human rights grounds.

D. Individualized. These Policies and Procedures are tailored to suit Aberdeen’s advisory business and the types of securities portfolios Aberdeen Advisers manage. To the extent that clients (e.g., investment companies, corporations, pension plans) have adopted their own procedures, Aberdeen Advisers may vote the same securities differently depending upon clients’ directions.

E. Material Conflicts of Interest. Material conflicts are resolved in the best interest of clients. When a material conflict of interest between an Aberdeen Adviser and its respective client(s) is identified, the Aberdeen Adviser will choose among the procedures set forth in Section IV.B.2. below, to resolve such conflict.

F Limitations. The circumstances under which Aberdeen may take a limited role in voting proxies, include the following:

1. No Responsibility. Aberdeen Advisers will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. Under such circumstances, the clients’ custodians are instructed to mail proxy material directly to such clients.

2. Limited Value. Aberdeen Advisers may abstain from voting a client proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. Aberdeen Advisers may also abstain from voting the proxies of portfolio companies held in their passively managed funds. Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.

3. Unjustifiable Costs. Aberdeen may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities).

4. Securities Lending Arrangements. If voting securities are part of a securities lending program, Aberdeen may be unable to vote while the securities are on loan.

5. Share Blocking. Certain jurisdictions may impose share blocking restrictions at various times which may prevent Aberdeen from exercising its voting authority.

6. Special Considerations. Aberdeen’s responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that an Aberdeen Adviser vote its proxy in a manner inconsistent with these Policies and Procedures, Aberdeen may follow the client’s direction or may request that the client vote the proxy directly.

G. Sources of Information. Aberdeen may conduct research internally and/or use the resources of an independent research consultant. Aberdeen may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

H. Subadvisers. To the extent that an Aberdeen Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser will delegate responsibility for voting proxies to the subadviser. However, such subadvisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of Aberdeen clients.

I. Availability of Policies and Procedures. Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time, upon request.

J. Disclosure of Vote. As disclosed in Part II of each Aberdeen Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser. Aberdeen Advisers do not generally disclose client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the client.

III.	Specific Voting Policies

A. General Philosophy.

•	Support existing management on votes on the financial statements of a company and the election of the Board of Directors;

•	Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

•	Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.

B. Anti-takeover Measures. Aberdeen Advisers vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition. Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns. Other factors which will be considered include margin analysis, cash flow and debt levels.

C. Proxy Contests for Control. Aberdeen Advisers vote on proxy contests for control on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.

D. Contested Elections. Aberdeen Advisers vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. Aberdeen Advisers also consider the independence of board and key committee members and the corporate governance practices of the company.

E. Executive compensation proposals. Aberdeen Advisers consider such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F. Shareholder Proposals. Aberdeen Advisers consider such proposals on a case-by-case basis. Aberdeen Advisers support those proposals which will improve the company’s corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

IV.	Proxy Voting Procedures

This section applies to each Aberdeen Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.

A. Obtain Proxy. Registered owners of record, e.g., trustees or custodian banks, that receive proxy materials from the issuer or its information agent, are instructed to sign physical proxy cards in blank and forward directly to the relevant Aberdeen Adviser’s proxy administrator (“PA”). Proxies may also be delivered electronically by custodians using proxy services such as ProxyEdge. Each proxy received is matched to the securities to be voted.

B. Material Conflicts of Interest.

1. Identify the existence of any material conflicts of interest relating to the securities to be voted or the issue at hand. Portfolio managers and research analysts (Analysts”) and senior management of each Aberdeen Adviser have an affirmative duty to disclose to the relevant proxy committees any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company or attempts by the portfolio company to exert influence over such person with respect to their vote. Conflicts based on business relationships or dealings of affiliates of any Aberdeen Adviser will only be considered to the extent that the Aberdeen Adviser has actual knowledge of such business relationships.

2. When a material conflict of interest between an Aberdeen Adviser’s interests and its clients’ interests appears to exist, the Aberdeen Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with these Policies and Procedures if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

C. Analysts. The PA for each Aberdeen Adviser will ensure that each proxy statement is directed to the appropriate Analyst. If a third party recommendation service has been retained, the relevant PA will forward the proxy statement to the Analyst with the recommendation highlighted. The Analyst will determine whether to vote as recommended by the service provider or to recommend an alternative and shall advise the PA. The Analyst may consult with the PA as necessary. If the Analyst recommends voting against the third party recommendation, he or she is responsible for documenting the reasons for such recommendation and that no conflict of interest influenced such recommendation. If no third party recommendation service is utilized or if no recommendation is provided, the Analyst is responsible for documenting the rationale for his or her vote recommendation.

D. Vote. The following describes the breakdown of responsibilities between the PA and the Proxy Committee (“PC”) of each Aberdeen Adviser in voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.

1. Aberdeen FL

The PA for Aberdeen FL (“PA-FL”), who resides in Ft. Lauderdale, and the PA for Aberdeen UK (“PA-UK”), which is part of the Trade Processing Department resident in Aberdeen, Scotland, are responsible for ensuring that votes for Aberdeen FL clients are cast and cast in accordance with these Policies and Procedures. The PA-FL and the PA-UK are identified more specifically on Appendix A1. The PA-FL is primarily responsible for administering proxy votes for the Phoenix funds which are sub-advised by Aberdeen FL.

Responsibility for considering the substantive issues relating to any vote and for deciding how shares will be voted resides with the relevant Analyst whether located in Aberdeen FL, Aberdeen UK or Aberdeen Singapore. Under Aberdeen-FL’s MOU with Aberdeen Singapore, the relevant Analyst for Far East equity securities will generally reside in Aberdeen Singapore.

In the event that a material conflict of interest is identified by any Analyst, whether in Aberdeen FL, Aberdeen UK or Aberdeen Singapore, decisions on how to vote will be referred to the Aberdeen FL proxy committee (“PC-FL/UK”). Under Aberdeen FL’s MOU with Aberdeen UK, the PC-FL/UK is headquartered in Glasgow, Scotland, and includes the Chief Investment Officer or Deputy Chief Investment Officer, the head of the Socially Responsible Investing (“SRI”) Team and a member of the Compliance team, who are more specifically identified on Appendix A1. The PC-FL/UK meets as needed to consider material conflicts of interest or any other items raising unique issues. If the PC-FL/UK determines that there is no material conflict of interest, the vote recommendation will be forwarded to the appropriate proxy administrator, either the PA-FL or PA-UK. If a material conflict of interest is identified, the PC-FL/UK will follow the conflict of interest procedures set forth in Section IV.B.2., above.

Aberdeen FL has engaged ProxyEdge, a third party service provider, to cast votes electronically for certain clients and to maintain records of such votes electronically.9 Votes for some of the wrap accounts are handled manually and hard copies of any manual votes cast are maintained in the Florida office of Aberdeen FL. Pursuant to the MOU, Aberdeen UK votes proxies for certain U.S. clients of Aberdeen FL. Aberdeen UK has engaged Institutional Shareholder Services (“ISS”), a third party service provider, to provide (1) notification of impending votes; (2) research into non-routine votes, including shareholder resolutions; (3) voting recommendations which may be viewed on-line; and (4) web-based voting. In the absence of any material conflict of interest, Aberdeen FL may either vote in accordance with the ISS recommendation or decline to follow the ISS recommendation based on its own view of the agenda item provided that decisions to vote contrary to the ISS recommendation are documented as set forth in Section IV.C., above. For clients on the ISS system, votes are automatically entered in accordance with ISS recommendations unless the PA-UK expressly changes the vote prior to the voting deadline with appropriate analyst documentation. In the event of a material conflict of interest, Aberdeen FL will follow the procedures outlined in Section IV.B.2, above.

2. Aberdeen Jersey, Aberdeen AU and Aberdeen Singapore

Aberdeen Jersey and Aberdeen AU are responsible for voting proxies for the Funds. The PA for Aberdeen Jersey and Aberdeen AU (“PA-Jersey”) is the Trade Processing Department in Jersey, Channel Islands, members of which are more specifically identified on Appendix A2. The PA-Jersey is responsible for ensuring that votes are cast and cast in accordance with these Policies and Procedures. The PA-Jersey uses ProxyEdge to electronically cast votes for the Funds and to maintain electronic records of the votes cast.

Responsibility for considering the substantive issues relating to any Fund vote and for deciding how the shares will be voted resides with relevant equity and/or fixed income Analyst. Pursuant to the MOU among Aberdeen Jersey, Aberdeen AU and Aberdeen UK, the relevant Analyst may be a member of the Fund portfolio management team in London, England. In the event that a material conflict of interest is identified, decisions on how to vote will be referred to the proxy committee (“PC-AU”) located in Aberdeen AU. The PC-AU

[9]	The Phoenix Funds, sub-advised by Aberdeen FL, require electronic voting through ProxyEdge. Custodians for certain other clients also provide the PA-FL with access to ProxyEdge.

includes the Heads of Equity and Fixed Income Portfolio Management and the Compliance Officer, who are more specifically identified on Appendix A2. The PC-AU meets as needed to consider a material conflict of interest or any other items raising unique issues. If the PC-AU determines there is no material conflict of interest, the vote recommendation will be forwarded to the PA-Jersey to be cast. If a material conflict of interest is identified, the PC-AU will follow the conflict of interest procedures set forth in Section IV.B.2., above, and in the Aberdeen Funds Proxy Voting Policy and Procedures.

Aberdeen Singapore currently provides advice to Aberdeen Jersey and Aberdeen AU only with respect to fixed income securities. In the event that Aberdeen Singapore later provides advice to either Aberdeen Jersey and Aberdeen AU with respect to equity securities, Aberdeen Singapore may designate its own PA and PC. At present, a member of the PC-AU already serves as an Aberdeen Singapore Analyst and this member will serve on the Aberdeen Singapore PC with respect to proxy voting advice rendered to Aberdeen Jersey and Aberdeen AU to the extent such a committee may be necessary.

E. Review. Each PA is responsible for ensuring that proxy materials are received in a timely manner and reconciled against holdings on the record date of client accounts over which the Aberdeen Adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

V.	Documentation, Recordkeeping and Reporting Requirements

A. Documentation. The Aberdeen PAs are responsible for:

1. Implementing and updating these Policies and Procedures;

2. Overseeing the proxy voting process;

3. Consulting with portfolio managers/analysts for the relevant portfolio security; and

4. Maintaining manual proxy voting records, if any, and overseeing and reviewing voting execution and recordkeeping by third party providers such as ISS and ProxyEdge.

B. RecordKeeping.

1. Each Aberdeen Adviser maintains or procures the maintenance of records of all proxies it has voted. As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast by each client account of Aberdeen FL will be maintained by either ISS and Proxy Edge, depending on the client account. Similarly, electronic proxy statements and the record of each vote cast by each U.S. client account of Aberdeen Jersey will be maintained by Proxy Edge.10 Aberdeen FL shall obtain and maintain undertakings from both ISS and Proxy Edge to provide it with copies of proxy voting records and other documents relating to its clients’ votes promptly upon request. Aberdeen Jersey shall obtain and maintain an undertaking from Proxy Edge to provide it with copies of proxy voting records and other documents relating to votes for its U.S. clients promptly upon request. Aberdeen Advisers, ISS and Proxy Edge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

[10]	A Fund’s proxy voting record must be filed with the SEC on Form N-PX. Form N-PX must be completed and signed in the manner required, containing a fund’s proxy voting record for the most recent twelve-month period ended June 30th (beginning August 31, 2004). If an Aberdeen Adviser delegates this reporting responsibility to a third party service provider such as ISS or Proxy Edge, it will ensure that the third party service provider files Form N-PX accordingly.

2. As required by Rule 204-2(c), such records will also include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Aberdeen Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written client request for proxy voting records and the Aberdeen Adviser’s written response to any (written or oral) client request for such records.

3. Duration. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Aberdeen Adviser.

C. Reporting. Aberdeen FL will initially inform clients of these Policies and Procedures and how a client may learn of the voting record for client’s securities through disclosure of its full policies and procedures in Part II of its Form ADV. Aberdeen Jersey, Aberdeen AU and Aberdeen Singapore will initially inform clients of these Policies and Procedures by summary disclosure in Part II of their respective Forms ADV. Upon receipt of a client’s request for more information, Aberdeen FL, Aberdeen Jersey, Aberdeen AU and Aberdeen Singapore will provide to the client a copy of these Policies and Procedures and/or, in accordance with the client’s stated requirements, how the client’s proxies were voted during the period requested subsequent to the adoption of these Policies and Procedures. Such periodic reports, other than those required for the Funds, will not be made available to third parties absent the express written request of the client. However, to the extent that any Aberdeen Adviser may serve as a subadviser to another adviser to a Client, such Aberdeen Adviser will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

D. Review of Policies and Procedures. These Policies and Procedures will be subject to review on a periodic basis as deemed appropriate by the Aberdeen Advisers.

Effective Date: July 1, 2003

ANNEXURE A1

PA-FL

Susan Connerney

PA-UK

Members of Trade Processing Department in Aberdeen, Scotland

Names:	Titles:
Barry McAllister	Investment Administration Supervisor
David Walker	Investment Administrator

PC-FL/UK

Chief Investment Officer/Deputy CIO/Head of SRI/Compliance Officer***

Names:	Titles:
Katherine Garrett-Cox	Chief Investment Officer
Andrew Preston	Head of Socially Responsible Investing (SRI)
Janet Murdoch	Compliance Officer

***From time to time one or more members of the committee may be represented by an authorized representative of their respective Department.

ANNEXURE A2

PA-Jersey

Members of Trade Processing Department in Channel Islands, Jersey

Names:	Titles:
Linda Baker
Heather Richard
Theresa Allo

PC-AU

Portfolio Managers/Research Analysts in Sydney, Australia

Names:	Titles:
Steve Robinson	Equities Fund Manager
Munib Madni	Equities Fund Manager
James Blair	Fixed Income Fund Manager
Alison Briggs	Fixed Income Fund Manager
Chris Beard	Compliance Officer

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable

23

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, through, November 30, 2003	0	0	0	26,465,400
December 1 through December 31, 2003	0	0	0	26,465,400
January 1 through January 31, 2004	0	0	0	26,473,148
February 1 through February 29, 2004	0	0	0	26,473,148
March 1 through March 31, 2004	0	0	0	26,481,265
April 1 through April 30, 2004	0	0	0	26,489,753
May 1 through May 31, 2004	0	0	0	26,489,753
June 1 through June 30, 2004	0	0	0	26,489,753
July 1 through July 31, 2004	0	0	0	26,489,753
August 1 through August 31, 2004	0	0	0	26,489,753
September 1 through September 30, 2004	0	0	0	26,489,753
October 1 through October 31, 2004	0	0	0	26,498,585
Total	0	0	0	—

[1]	The Fund’s stock repurchase program was announced on March 19, 2001 and allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to net asset value is at least 10%.

Item 10 – Submission of Matters to a Vote of Security Holders

On September 13, 2004, the Fund’s Board of Directors adopted policies by which shareholders may recommend nominees to the Fund’s Board. These policies are set forth in their entirety below:

Aberdeen Asia-Pacific Income Fund, Inc.

Policies for Consideration of Board Member Candidates submitted by Fund

Stockholders

(Adopted as of September 13, 2004)

Pursuant to the Charter of the Nominating and Corporate Governance Committee (the “Committee”) of Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”), the Committee is charged with evaluating the qualifications of candidates to serve on the Fund’s Board of Directors (“Board”) and with making nominations for members of the Board. These Policies shall apply to the Committee’s consideration of Board member candidates submitted by Fund stockholders.

Nominations from Stockholders

While the Committee is solely responsible for evaluating and nominating candidates to serve on the Board, the Committee may consider nominations from stockholders of the Fund. Holders of the Fund’s common stock may submit for the Committee’s consideration recommendations regarding potential candidates for service as directors to represent the holders of such common stock, and holders of the Fund’s preferred stock may submit for the Committee’s consideration recommendations regarding potential candidates for service as preferred directors. Each eligible stockholder or stockholder group may submit no more than one candidate each calendar year.

In order for the Committee to consider stockholder submissions, the following requirements must be satisfied regarding the candidate:

(a)	The candidate must satisfy all qualifications provided herein, in the Fund’s organizational documents and in the Fund’s Nominating and Corporate Governance Committee Charter.

(b)	If the nominating stockholder or any member of the nominating stockholder group is a natural person, the candidate may not be the nominating stockholder, a member of the nominating stockholder group, or a member of the immediate family of the nominating stockholder or any member of the nominating stockholder group.[11]

(c)	If the nominating stockholder or any member of the nominating stockholder group is an entity, neither the candidate nor any member of the candidate’s immediate family may have been employed during the calendar year of the submission nor the immediately preceding calendar year, by the nominating stockholder or any member of a nominating stockholder group.

(d)	Neither the candidate nor any immediate family member of the candidate is permitted to have accepted directly or indirectly, during the calendar year of the submission or

[11]	The terms “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

during the immediately preceding calendar year, any consulting, advisory, or other compensatory fee from the nominating stockholder or any member of a nominating stockholder group or any affiliate of any such stockholder or any such member.

(e)	The candidate may not be an executive officer or director (or person performing similar functions) of the nominating stockholder or any member of the nominating stockholder group, or of an affiliate of such stockholder or any such member.

(f)	The candidate may not control the nominating stockholder or any member of the nominating stockholder group (or, in the case of a stockholder or member that is a fund, an interested person of such stockholder or member as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended).

(g)	A stockholder or stockholder group may not submit for consideration a candidate who has previously been considered by the Committee.

In order for the Committee to consider stockholder submissions, the following requirements must be satisfied regarding the stockholder or stockholder group submitting the candidate:

(a)	The Committee only will consider stockholder submissions that are received during the period from August 1 through September 30 of the year prior to the meeting of stockholders at which the director is to be elected (“Stockholders’ Meeting”).

(b)	Any stockholder or stockholder group submitting a proposed candidate must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s shares of common stock or preferred stock, as the case may be. The shares used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the submission of the candidate. In addition, such securities must continue to be held through the date of the Stockholders’ Meeting. The nominating stockholder or stockholder group must also bear the economic risk of the investment.

(c)	The nominating stockholder or each member of the nominating stockholder group must meet the requirements set out in Rule 13d-1(b) or (c) of the Securities Exchange Act of 1934 to file on Schedule 13G. The nominating stockholder or the nominating stockholder group must have reported its beneficial ownership on Schedule 13G or Schedule 13D, before or on the date of the stockholder submission.

A stockholder or stockholder group submitting a proposed candidate to the Committee must substantiate compliance with the above requirements at the time of such submission. Any submission must be directed to the attention of the Fund’s Secretary, who will forward such submission to the Committee. This submission must include:

(a)	Contact information for the nominating stockholder or stockholder group;

(b)	A copy of the Schedule 13G or Schedule 13D filed with the Securities and Exchange Commission by the nominating stockholder or the nominating stockholder group;

(c)	A certification from the nominating stockholder or stockholder group providing that the shares have been held continuously for at least two years as of the date of the submission of the candidate, and will continue to be held through the date of the Stockholders’ Meeting;

(d)	The candidate’s contact information and the number of applicable Fund shares owned by the candidate;

(e)	All information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended;

(f)	A notarized letter executed by the candidate, stating his or her intention to serve as a candidate and consent to be named in the Fund’s proxy statement and form of proxy, if so designated by the Fund’s Board, and to serve as a director if so elected;

(g)	A representation that, to the knowledge of the nominating stockholder or stockholder group, the nominee’s candidacy or, if elected, board membership, would not violate controlling state law or federal law or rules of a national securities exchange or national securities association applicable to the Fund; and

(h)	A statement as to whether or not, during the past ten years, the nominating stockholder or any member of the nominating stockholder group, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) and, if so, the dates, the nature of the conviction, the name or other disposition of the case; and whether the individual has been involved in any other legal proceedings during the last five years, as specified in Item 401(f) of Regulation S-K. When the nominating stockholder or any member of the nominating stockholder group is a general or limited partnership, syndicate or other group, the foregoing information must be provided with respect to (i) each partner of the general partnership; (ii) each partner who is, or functions as, a general partner of the limited partnership; (iii) each member of the syndicate or group; and (iv) each person controlling the partner or member. If the nominating stockholder or any member of the nominating stockholder group is a corporation or if a person referred to in (i)-(iv) of the preceding sentence is a corporation, the foregoing information must be provided with respect to (a) each executive officer and director of the corporation; (b) each person controlling the corporation; and (c) each executive officer and director of any corporation or other person ultimately in control of the corporation.

It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)(1)	Code of Ethics pursuant to Item 2(f) of this Form N-CSR

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed as Exhibit 99.CERT

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Asia-Pacific Income Fund, Inc.

By:	/s/Martin Gilbert
Martin Gilbert,
President of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: December 24, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Martin Gilbert
Martin Gilbert,
President of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: December 24, 2004

By:	/s/Christian Pittard
Christian Pittard,
Treasurer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: December 24, 2004